UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a‑12

Catheter Precision, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a‑6(i)(1) and 0‑11.

1670 Highway 160 West, Suite 205

Fort Mill, SC 29708

(973) 691-2000

To our Stockholders:

We are pleased to invite you to attend the special meeting of stockholders (the “Special Meeting”) of Catheter Precision, Inc. (the “Company”), to be held on January 13, 2025 at 12:00 p.m. Eastern Standard Time, or at any adjournment or postponement thereof.

At the Special Meeting, you will be asked to approve a number of proposals, as described below. You are invited to attend and vote your shares at the Special Meeting live via internet webcast so long as you register to attend the Special Meeting at web.viewproxy.com/VTAK/2025 by 11:59 p.m. Eastern Standard Time on January 12, 2025 (the “Registration Deadline”). Questions will need to be submitted prior to the Special Meeting. To submit questions, please visit web.viewproxy.com/VTAK/2025. You will not be able to attend the Special Meeting in person. At this year’s Special Meeting, our stockholders will be asked to:

•

approve, in accordance with NYSE American Company Guide Section 713(a), the issuance of up to 10,695,962 shares of our outstanding common stock, par value $0.0001 per share (“Common Stock”), upon the exercise of our Series K Common Stock Purchase Warrants, with the right for such potential exercise to occur immediately following the date upon which our stockholders approve this proposal (the “Warrant Exercise Proposal” or “Proposal No. 1”);

•

approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from thirty (30) million shares to sixty (60) million shares (the “Certificate Amendment Proposal” or “Proposal No. 2”);

•	approve an additional 1.5 million shares of common stock for issuance pursuant to our 2023 Equity Incentive Plan (the “Equity Plan Amendment Proposal” or “Proposal No. 3”);

•

ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025, (the “Auditor Ratification Proposal” or “Proposal No. 4”); and

•	approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1, 2, 3 and/or 4 (the “Adjournment Proposal” or “Proposal No. 5”).

Details regarding how to attend the Special Meeting and the business to be conducted at the Special Meeting are more fully described in the accompanying notice of Special Meeting of stockholders and proxy statement.

Your vote is important. Regardless of whether you plan to attend the Special Meeting, it is important that your shares be represented and voted at the Special Meeting, and we hope you will vote as soon as possible. You may vote by proxy via the Internet, by telephone, or by mail, according to the instructions on the enclosed proxy card or voting instruction card. Voting over the Internet or by telephone, by written proxy or voting instruction card will ensure your representation at the Special Meeting regardless of whether you attend the Special Meeting.

Thank you for your ongoing support of, and continued interest in, Catheter Precision, Inc.

Sincerely,

David A. Jenkins

Executive Chairman of the Board

Fort Mill, South Carolina

November 25, 2024

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on January 13, 2025. A copy of this proxy statement is available at web.viewproxy.com/VTAK/2025 and is available from the SEC on its website at www.sec.gov. These materials are also available to any stockholder who wishes to receive a paper copy by calling 1-877-777-2857, by emailing requests@viewproxy.com or by submitting a request over the Internet at web.viewproxy.com/VTAK/2025.

CATHETER PRECISION, INC.

1670 Highway 160 West, Suite 205

Fort Mill, SC 29708

(973) 691-2000

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Time and Date 12:00 p.m. Eastern Standard Time, on January 13, 2025, or any adjournment or postponement thereof.

Webcast Address web.viewproxy.com/VTAK/2025

Items of Business

•

To approve, in accordance with NYSE American Company Guide Section 713(a), the issuance of up to 10,695,962 shares of our outstanding common stock, par value $0.0001 per share (“Common Stock”), upon the exercise of our Series K Common Stock Purchase Warrants, with the right for such potential exercise to occur immediately following the date upon which our stockholders approve this proposal (the “Warrant Exercise Proposal” or “Proposal No. 1”);

•

To approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from thirty (30) million shares to sixty (60) million shares (the “Certificate Amendment Proposal” or “Proposal No. 2”);

•	To approve an additional 1.5 million shares of common stock for issuance pursuant to our 2023 Equity Incentive Plan (the “Equity Plan Amendment Proposal” or “Proposal No. 3”);

•

To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025, (the “Auditor Ratification Proposal” or “Proposal No. 4”); and

•	To approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1, 2, 3, and/or 4 (the “Adjournment Proposal” or “Proposal No. 5”).

Adjournments and Postponements Any action on the items of business described above may be considered at the Special Meeting at the time and on the date specified above or at any time and date to which the Special Meeting may be properly adjourned or postponed.

Record Date November 18, 2024.

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Only stockholders of record of our Common Stock as of the close of business on November 18, 2024 are entitled to notice of and to vote at the Special Meeting.

Meeting Admission You are invited to attend the Special Meeting live via webcast if you are a stockholder of record or a beneficial owner of shares of our Common Stock, in each case, as of November 18, 2024. Prior registration to attend the Special Meeting at web.viewproxy.com/VTAK/2025 is required by 11:59 p.m. Eastern Standard Time  on January 12, 2025. Instructions regarding how to connect and participate live via the internet, including how to demonstrate proof of stock ownership, are posted at web.viewproxy.com/VTAK/2025.

Voting Your vote is very important. You may vote by proxy via the Internet, by telephone, or by mail, according to the instructions on the enclosed proxy card or voting instruction card. For specific instructions on how to vote your shares, please refer to the section entitled Questions and Answers beginning on page 1 of the accompanying proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on January 13, 2025. A copy of this proxy statement is available at web.viewproxy.com/VTAK/2025 and are available from the SEC on its website at www.sec.gov. These materials are also available to any stockholder who wishes to receive a paper copy by calling 1-877-777-2857, by emailing requests@viewproxy.com or by submitting a request over the Internet at web.viewproxy.com/VTAK/2025.

By order of the Board of Directors

David A. Jenkins
Executive Chairman of the Board
Fort Mill, South Carolina
November 25, 2024

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CATHETER PRECISION, INC.

1670 Highway 160 West, Suite 205

Fort Mill, SC 29708

PROXY STATEMENT

For the Special Meeting of Stockholders

to be held on January 13, 2025

The information provided in the “Questions and Answers” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read the entire proxy statement carefully.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND SPECIAL MEETING

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. The person you designate is your “proxy,” and you give the proxy authority to vote your shares by submitting the enclosed proxy card, or if available, voting by telephone or over the Internet. We have designated David Jenkins and Margrit Thomassen to serve as proxies for the Special Meeting.

What am I voting on?

You are being asked to vote on five proposals:

•

To approve, in accordance with NYSE American Company Guide Section 713(a), the issuance of up to 10,695,962 shares of our outstanding common stock, par value $0.0001 per share (“Common Stock”), upon the exercise of our Series K Common Stock Purchase Warrants, with the right for such potential exercise to occur immediately following the date upon which our stockholders approve this proposal (the “Warrant Exercise Proposal” or “Proposal No. 1”);

•

To approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from thirty (30) million shares to sixty (60) million shares (the “Certificate Amendment Proposal” or “Proposal No. 2”);

•	To approve an additional 1.5 million shares of common stock for issuance pursuant to our 2023 Equity Incentive Plan (the “Equity Plan Amendment Proposal” or “Proposal No. 3”);

•

To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025, (the “Auditor Ratification Proposal” or “Proposal No. 4); and

•	To approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1, 2, 3 and/or 4 (the “Adjournment Proposal” or “Proposal No. 5”).

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The foregoing matters are the only items of business that will be conducted at the Special Meeting.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote your shares:

•	“FOR” the Warrant Exercise Proposal;

•	“FOR” the Certificate Amendment Proposal;

•	“FOR” the Equity Plan Amendment Proposal;

•	“FOR” the Auditor Ratification Proposal;

•	“FOR” the Adjournment Proposal;

Who may vote at the Special Meeting?

Only stockholders of record as of the close of business on November 18, 2024, the record date for the Special Meeting, or the record date, are entitled to vote at the Special Meeting. As of the record date, there were 8,004,633 shares of our Common Stock issued and outstanding, held by 78 holders of record.

You are invited to attend and vote your shares at the Special Meeting live via webcast so long as you register to attend the Special Meeting at web.viewproxy.com/VTAK/2025 by 11:59 p.m. Eastern Standard Time on January 12, 2025 (the “Registration Deadline”). You will be asked to provide the control number located inside the shaded gray box on your proxy card (the “Control Number”) as described in the proxy card. After completion of your registration by the Registration Deadline, further instructions, including a unique link to access the Special Meeting, will be emailed to you.

Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the record date for the Special Meeting, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote live via the internet at the Special Meeting. You may also vote on the internet, by mail, or by telephone as described below under the heading “How can I vote my shares?” and on your proxy card.

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Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Nominee. If, at the close of business on the record date for the Special Meeting, your shares were held not in your name, but rather in an account at a brokerage firm, bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account by following the voting instructions your broker, bank or other nominee provides. You are also invited to attend the Special Meeting live via webcast, and you must pre-register at web.viewproxy.com/VTAK/2025.  However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you obtain a valid proxy from your broker, bank or other nominee.

How can I vote my shares?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in one of the following ways:

•

You may vote during the Special Meeting live via the internet. If you plan to attend the Special Meeting live via webcast, you may vote by following the instructions posted at web.viewproxy.com/VTAK/2025. To be admitted to the Special Meeting and vote your shares, you must register by the Registration Deadline and provide the Control Number as described in the proxy card. After completion of your registration by the Registration Deadline, further instructions, including a unique link to access the Special Meeting, will be emailed to you.

•

You may vote by mail. Complete, sign and date the proxy card that accompanies this proxy statement and return it promptly in the postage-prepaid envelope provided (if you received printed proxy materials). Your completed, signed and dated proxy card must be received prior to the Special Meeting.

•	You may vote by telephone. To vote over the telephone, dial toll-free 1-866-402-3905 and follow the recorded instructions. You will be asked to provide the control number from your proxy card. Telephone voting is available 24 hours a day, 7 days a week, until 11:59 p.m. Eastern Standard Time, on January 12, 2025.

•	You may vote via the Internet . To vote via the Internet, go to www.fcrvote.com/VTAK to complete an electronic proxy card (have your proxy card in hand when you visit the website). You will be asked to provide the control number from your proxy card. Internet voting is available 24 hours a day, 7 days a week, until 11:59 p.m. Eastern Standard Time, on January 12, 2025.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee

If you are a beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Beneficial owners of shares should generally be able to vote by returning the voting instruction card, or by telephone or via the Internet. However, the availability of telephone or Internet voting will depend on the voting process of your broker, bank, or other nominee. As discussed above, if you are a beneficial owner, you may not vote your shares live via the internet at the Special Meeting unless you obtain a legal proxy from your broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the Special Meeting.

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Can I change my vote or revoke my proxy?

Stockholder of Record: Shares Registered in Your Name.  If you are a stockholder of record, you can change your vote or revoke your proxy at any time before the Special Meeting by:

•	entering a new vote by Internet or telephone (until the applicable deadline for each method as set forth above);

•	returning a later-dated proxy card (which automatically revokes the earlier proxy); providing a written notice of revocation to our corporate secretary at Catheter Precision, Inc., 1670 Highway 160 West, Suite 205, Fort Mill, SC 29708; or

•

attending the Special Meeting and voting live via the internet. Attendance at the Special Meeting live via the internet will not cause your previously granted proxy to be revoked unless you specifically so request.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. The persons named in the proxy, David Jenkins, our Executive Chairman and Chief Executive Officer, and Margrit Thomassen, our Interim Chief Financial Officer, have been designated as proxies for the Special Meeting by our board of directors. When proxy cards are properly dated, executed and returned, the shares represented by them will be voted at the Special Meeting in accordance with the instruction of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors as described above and, if any other matters are properly brought before the Special Meeting, the shares will be voted in accordance with the proxies’ judgment.

What shares can I vote?

Each share of our Common Stock issued and outstanding as of the close of business on November 18, 2024, the record date for the Special Meeting, is entitled to vote on all items being considered at the Special Meeting. You may vote all shares owned by you as of the record date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee. On the record date, we had 8,004,633 shares of Common Stock issued and outstanding. As of the Record Date, 12,656.011 shares of Series X Convertible Preferred Stock were issued and outstanding; however, they are not entitled to vote on any proposal at the Special Meeting.

How many votes do I have?

On each matter to be voted upon at the Special Meeting, each stockholder will be entitled to one vote for each share of our Common Stock held by them on the record date.

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What is the quorum requirement for the Special Meeting?

A quorum is the minimum number of shares required to be present or represented at the Special Meeting for the meeting to be properly held under our bylaws and Delaware law. Holders of one-third of the voting power of our issued and outstanding Common Stock as of the record date and entitled to vote at the special meeting must be present in person or represented by proxy to hold and transact business at the special meeting. On the record date, there were 8,004,633 shares outstanding and entitled to vote. Thus, the holders of at least 2,668,211 shares must be present in person or represented by proxy at the special meeting to have a quorum.

Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the chairman of the meeting or the holders of a majority of the voting power present in person or represented by proxy at the Special Meeting and entitled to vote at the Special Meeting may adjourn the meeting to another date.

What are broker non-votes?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine” and there is at least one “routine” matter to be voted upon at the meeting. Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker votes shares on the “routine” matters, but does not vote shares on the “non-routine” matters, those shares will be treated as broker non-votes with respect to the “non-routine” proposals. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

What matters are considered “routine” and “non-routine”?

The Certificate Amendment Proposal (“Proposal No. 2), the Auditor Ratification Proposal (Proposal No. 4) and the Adjournment Proposal (Proposal No. 5) are considered “routine” matters. The Warrant Exercise Proposal (Proposal No. 1) and the Equity Plan Amendment Proposal (“Proposal No. 3) are considered “non-routine.”

What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Special Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum but will not be counted as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the special meeting and casting votes affirmatively or negatively on the subject matter (e.g., Proposals 1 through 5). Therefore, abstentions will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on those proposals.

Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Special Meeting but will not be counted as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the special meeting and casting votes affirmatively or negatively on the subject matter (e.g., Proposals 1 through 5). Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on those proposals.

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What is the voting requirement to approve each of the proposals?

Proposal No. 1: The Warrant Exercise Proposal.

The affirmative vote of a majority of the shares present in person or represented by proxy at the special meeting and casting votes affirmatively or negatively thereon is required for approval of the Warrant Exercise Proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.

Proposal No. 2: The Certificate Amendment Proposal.

The affirmative vote of a majority of the shares present in person or represented by proxy at the special meeting and casting votes affirmatively or negatively thereon is required for approval of the Certificate Amendment Proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.

Proposal No. 3: The Equity Plan Amendment Proposal.

The affirmative vote of a majority of the shares present in person or represented by proxy at the special meeting and casting votes affirmatively or negatively thereon is required for approval of the Equity Plan Amendment Proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.

Proposal No. 4: The Auditor Ratification Proposal

The affirmative vote of a majority of the shares present in person or represented by proxy at the special meeting and casting votes affirmatively or negatively thereon is required for approval of the Auditor Ratification Proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.

Proposal No. 5: The Adjournment Proposal

The affirmative vote of a majority of the shares present in person or represented by proxy at the special meeting and casting votes affirmatively or negatively thereon is required for approval of the Adjournment Proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.

Do I have appraisal rights?

Our stockholders are not entitled to dissenters’ or appraisal rights under the General Corporation Law of the State of Delaware with respect to any of the proposals being voted on.

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What Happens if Proposal 1, 2, 3,  or 4 is not Approved at the Special Meeting?

See "Possible Effects of the Proposal" under each of Proposals No. 1, 2, 3, and 4 below for additional discussion of the effect on our existing common stockholders of the failure to approve the Warrant Exercise Proposal, the Certificate Amendment Proposal, and the Auditor Ratification Proposal, respectively.

Who Will Tabulate the Votes at the Special Meeting?

A representative of Alliance Advisors, LLC will tabulate the votes and act as inspector of elections.

What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?

Stockholder of Record: Shares Registered in Your Name.  If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

•	“FOR” the Warrant Exercise Proposal;

•	“FOR” the Certificate Amendment Proposal;

•	“FOR” the Equity Plan Amendment Proposal;

•	“FOR” the Auditor Ratification Proposal; and

•	“FOR” the Adjournment Proposal;

•	In addition, if any other matters are properly brought before the Special Meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with applicable law and their judgment.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee. Brokers, banks and other nominees holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on our “routine” matters – the Certificate Amendment Proposal (Proposal No. 2), the Auditor Ratification Proposal (Proposal No. 5), and the Adjournment Proposal (Proposal No. 6). Absent direction from you, however, your broker, bank or other nominee will not have the discretion to vote on the Warrant Exercise Proposal (Proposal No. 1) or the Equity Plan Amendment Proposal (Proposal No. 3).

How can I contact the Company’s transfer agent?

You may contact our transfer agent by writing Equiniti Trust Company, LLC, PO Box 500, Newark, NJ 07101. You may also contact our transfer agent via email at https://equiniti.com/us/ast-access/individuals and select GET HELP or by telephone at (800) 937-5449 or (718) 921-8124.

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How can I attend the Special Meeting?

We will host the Special Meeting live via internet webcast. You will not be able to attend the Special Meeting in person. Prior registration to attend the Special Meeting at web.viewproxy.com/VTAK/2025 is required by 11:59 p.m. Eastern Standard Time on January 12, 2025. A summary of the information you need in order to attend the Special Meeting online is provided below:

•	Any stockholder may listen to the Special Meeting and participate live via the internet at web.viewproxy.com/VTAK/2025. To be admitted to the Special Meeting’s live internet webcast, you must register at web.viewproxy.com/VTAK/2025 by the Registration Deadline as described in the proxy card. The live internet webcast will begin on January 13, 2025 at 12 p.m., Eastern Standard Time.

•	If a stockholder wishes to ask a question to directors and/or members of management in attendance at the Special Meeting, please note that such questions must be submitted in advance of the Special Meeting. To submit a question, mark the box on the proxy card when registering to attend the meeting and submit your written question or submit a question at web.viewproxy.com/VTAK/2025 after logging in with your Control Number.

•	Stockholders may vote during the Special Meeting live via the internet.

•	A stockholder must register to attend the Special Meeting prior to the Registration Deadline, and after doing so, you will be sent a link in an email to join the meeting.

•	Instructions regarding how to connect and participate live via the internet, including how to demonstrate proof of stock ownership, are posted at web.viewproxy.com/VTAK/2025.

Stockholder of Record: Shares Registered in Your Name. If you were a stockholder of record at the close of business on the record date, follow the instructions regarding how to demonstrate proof of stock ownership posted at web.viewproxy.com/VTAK/2025.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you were a beneficial owner at the close of business on the record date, you may not vote your shares live via internet at the Special Meeting unless you obtain a “legal proxy” from your broker, bank or other nominee who is the stockholder of record with respect to your shares. You may still attend the Special Meeting even if you do not have a legal proxy. Instructions regarding how to demonstrate proof of stock ownership, are posted at web.viewproxy.com/VTAK/2025.

How are proxies solicited for the Special Meeting and who is paying for such solicitation?

Our board of directors is soliciting proxies for use at the Special Meeting by means of the proxy materials.  We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials.  Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees.  The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers or employees.  In addition, we have engaged Alliance Advisors, LLC to assist in the solicitation of proxies and provide related advice and information support, for a service fee and the reimbursement of customary disbursements, which are not expected to exceed $47,000 in total. Other than with respect to Alliance Advisors, LLC, no additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation.

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If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur.  If you choose to vote by telephone, you are responsible for telephone charges you may incur.

Where can I find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting.  We will also disclose voting results on a Current Report on Form 8-K filed with the SEC within four (4) business days after the Special Meeting.  If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the Special Meeting, we will file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after final results are known, file an additional Current Report on Form 8-K to publish the final results.

I share an address with another stockholder, and we received only one printed copy of the proxy materials.  How may I obtain an additional copy of the proxy materials?

We have adopted an SEC-approved procedure called “householding,” under which we can deliver a single copy of the proxy materials to multiple stockholders who share the same address unless we receive contrary instructions from one or more of the stockholders.  This procedure reduces our printing and mailing costs.  Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.  Upon written or oral request, we will undertake to deliver promptly a separate copy of the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents.  To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of future proxy materials, you may contact us as follows:

Catheter Precision, Inc.

Attention: Corporate Secretary

1670 Highway 160 West, Suite 205

Fort Mill, SC 29708

(973) 691-2000

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

Is there a list of stockholders entitled to vote at the Special Meeting?

The names of stockholders of record entitled to vote at the Special Meeting will be available at the Special Meeting and from our corporate secretary for ten days prior to the meeting for any purpose germane to the meeting, between the hours of 8:00 a.m. and 5:00 p.m., Eastern Standard Time, at our corporate headquarters located at 1670 Highway 160 West, Suite 205, Fort Mill, SC 29708.

Who can provide me with additional information and help answer my questions?

If you would like additional copies, without charge, of this proxy statement or if you have questions about the proposals being considered at the Special Meeting, including the procedures for voting your shares, you should contact Alliance Advisors, LLC, the Company’s proxy solicitor, by telephone at 833-945-2699.

THIS QUESTION AND ANSWER SECTION IS ONLY MEANT TO GIVE AN OVERVIEW OF THE PROXY STATEMENT. FOR MORE INFORMATION, PLEASE REFER TO THE MATERIAL CONTAINED IN THE SUBSEQUENT PAGES.

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CAUTIONARY INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement, and the documents incorporated by reference into this proxy statement, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding: the impact on the Company of failure to approve the proposals; the ability of the Company to timely and successfully achieve the anticipated benefits of the Merger; future performance, business prospects, events and product development plans. The use of words such as, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar words expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. We may not actually achieve the forecasts disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to those set forth under the caption “Risk Factors” in our Annual Report on Form 10-K for year ended December 31, 2023 filed with the SEC and in our Quarterly Reports on Form 10-Q filed with the SEC subsequent to the filing of the most recent Annual Report on Form 10-K, as well as discussions of potential risks, uncertainties, and other important factors in our subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Neither we, nor our affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof.

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PROPOSAL NO. 1

APPROVAL OF THE WARRANT EXERCISE PROPOSAL

Overview

At the Special Meeting, holders of our Common Stock will be asked to approve the issuance of up to 10,695,962 shares of our outstanding Common Stock upon the exercise of our Series K Common Stock Purchase Warrants (the “Series K Warrants”), with the right for such potential exercise to occur immediately following the date upon which our stockholders approve this proposal, for purposes of compliance with NYSE American Company Guide Section 713(a) and as required by the Inducement Letter (as defined below) entered into with certain holders of our outstanding Series E Warrants, Series F Warrants, Series G Warrants, Series H Warrants and Series I Warrants (the “Existing Warrants”).  It is not necessary that Proposal No. 2 to approve an increase in our authorized shares of common stock be approved in order for this proposal No. 1 to be approved.

As a material condition of the Inducement Offer, the Company agreed to submit and recommend this proposal to our stockholders. The Board believes that the Inducement Offer and this proposal are in the best interests of the Company and its stockholders in order to fulfill and meet its contractual commitments made pursuant to the Inducement Letter. Under the Inducement Letter, we agreed to use our commercially reasonable efforts to hold a special meeting of stockholders on or before January 23, 2025 to obtain stockholder approval for the exercise of our Series K Warrants, with the recommendation of the Board that such proposal be approved. We agreed that we would solicit proxies from our stockholders in connection with such proposal in the same manner as all other management proposals in the proxy statement and that all management-appointed proxyholders would vote their proxies in favor of such proposal. If we do not obtain stockholder approval of this Proposal No. 1 at this Special Meeting (“Stockholder Approval”), we have agreed to call a meeting of stockholders every 90 days thereafter to seek stockholder approval until stockholder approval is obtained.

Description of the Inducement Offer

On August 30, 2024, Catheter Precision, Inc., a Delaware corporation (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Ladenburg Thalmann & Co. Inc., as representative of the underwriters named in the Underwriting Agreement (the “Underwriters”), pursuant to which the Company issued and sold, in a firm commitment underwritten public offering by the Company (the “Public Offering”), (i) 805,900 common stock units, priced at a public offering price of $1.00 per unit, with each unit consisting of one share of common stock, one warrant to purchase one share of common stock at an exercise price of $1.00 per share that expired on the six month anniversary of the date of issuance (a “Series H Warrant”), one warrant to purchase one share of common stock at an exercise price of $1.00 per share that expired on the eighteen month anniversary of the date of issuance (a “Series I Warrant”), and one warrant to purchase one share of common stock at an exercise price of $1.00 per share that expired on the five year anniversary of the date of issuance (a “Series J Warrant”), and (ii) 2,773,000 pre-funded units, priced at a public offering price of $0.9999 per unit, with each unit consisting of one pre-funded warrant to purchase one share of common stock at an exercise price of $0.0001 per share that has no expiration date (a “Pre-Funded Warrant”), one Series H Warrant, one Series I Warrant and one Series J Warrant. The Public Offering closed on September 3, 2024.

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On January 9, 2023, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Armistice Master Fund Ltd. (“Armistice”). Pursuant to the Securities Purchase Agreement, Armistice agreed to purchase (a) Class A Units, each consisting of one share of Common Stock, one Series F Common Stock Purchase Warrant (“Series F Warrant”) and one Series G Common Stock Purchase Warrant (“Series G Warrant”), and (b) Class B Units, each consisting of one share of a new series of the Company’s preferred stock, designated as Series A Convertible Preferred Stock, par value $0.0001 (the “PIPE Preferred Stock”), and one Series F Warrant and one Series G Warrant for each share of Company Common Stock underlying the PIPE Preferred Stock. Pursuant to the Securities Purchase Agreement, on March 23, 2023, upon obtaining stockholder approval of the exercise of the Series F Warrants and the Series G Warrants, the Company issued to Armistice 499,909.3 Series F and 499,909.3 Series G warrants. The Series F warrants were exercisable for two years from the date of issuance, and the Series G Warrants were exercisable for six years from the date of issuance, and they each had a fixed exercise price of $30.00 per common share.

On January 9, 2023, the Company reduced the exercise price of certain existing warrants of the Company exercisable for 33,160.8 shares of Company Common Stock, which were held by Armistice.  In connection with this repricing, the Company entered into a warrant inducement offer letter with Armistice pursuant to which it exercised all of the 33,160.8 repriced warrants. In consideration for exercising those, pursuant to the terms of the inducement letter, the Company issued to Armistice a new Series E Common Stock Purchase Warrant (the “Series E Warrant”), to purchase up to a number of shares of common stock equal to 100% of the number of shares of common stock issued pursuant to the exercise of the existing warrants. The Series E Warrant had an exercise price of $40.00 and a term of five years from the date that the stockholders of the Company approved its issuance, which was March 21, 2023.

On October 25, 2024, the Company reduced the exercise prices of all outstanding Existing Warrants, from exercise prices of $1.00 for the Series H Warrants and Series I Warrants, $30.00 for the Series E Warrants, and $40.00 for the Series F Warrants and Series G Warrants, to $0.70 per share (the “Warrant Repricing”).  Immediately prior to the Warrant Repricing, there were 33,160.8 Series E Warrants, 499,909.3 Series F Warrants, 499,909.3 Series G Warrants, 2,568,900 Series H Warrants and 3,403,900 Series I Warrants outstanding. In connection with the Warrant Repricing, the Company entered into a warrant inducement offer letter (the “Inducement Letter”) with the holders of 5,347,981 of the Existing Warrants pursuant to which they exercised all of the 5,347,981 Existing Warrants held by them (the “Inducement Offer). In consideration for exercising the Existing Warrants, pursuant to the terms of the Inducement Letter, the Company issued to those holders a Series K Warrant, to purchase two shares of Common Stock for each Existing Warrant exercised. Immediately following the Inducement Offer, the Company had zero Series E Warrants,  33,071 Series F Warrants, 499,910 Series G Warrants, 578,900 Series H Warrants, 1,078,900 Series I Warrants, and 10,695,962 Series K Warrants outstanding.  The Company received aggregate gross proceeds of approximately $3.7 million from the exercise of the repriced Existing Warrants.  Of the Existing Warrants that remained outstanding, 578,900 unexercised Series H Warrants and 1,078,900 unexercised Series I Warrants remained outstanding and 33,071 Series F Warrants were converted into pre-funded warrants,  499,910 Series G Warrants were converted into pre-funded warrants, 1,655,000 Series H Warrants were converted into pre-funded warrants and 1,835,000 Series I Warrants were converted into pre-funded warrants due to the application of beneficial ownership blockers.  All of the Series F and Series G pre-funded warrants were subsequently exercised.

Description of Series K Warrants

The Series K Warrants have an exercise price of $0.70 and a term of 5.5 years from date of the Stockholder Approval, as defined below, and exercise of the Series K Warrants is subject to approval of the holders of Company Common Stock (the “Stockholder Approval”).  The Series K Warrants are not exercisable unless and until Stockholder Approval is obtained.   The exercise price and number of shares of common stock issuable upon exercise is subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our shares of common stock and the exercise price.

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Within 30 days of the date of issuance of the Series K Warrants, the Company is obligated to file a registration statement on the appropriate form providing for the resale of the shares of common stock underlying the Series K Warrants and has agreed to cause such registration statement to become effective within 60 days following the date of issuance of the Series K Warrants (90 days in the event that the registration statement is reviewed by the Staff of the Securities and Exchange Commission).

During such time as the Series K Warrants are outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction (a “Distribution”), then, in each such case, a Series K Warrant holder shall be entitled to participate in such Distribution to the same extent that the Series K Warrant holder would have participated therein if the Series K Warrant holder had held the number of shares of Common Stock acquirable upon complete exercise of the Series K Warrant (without regard to any limitations on exercise thereof, including without limitation, any beneficial ownership limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Series K Warrant holder’s right to participate in any such Distribution would result in the Series K Warrant holder exceeding any beneficial ownership limitation, then the Series K Warrant holder shall not be entitled to participate in such Distribution to such extent, and the portion of such Distribution shall be held in abeyance for the benefit of the Series K Warrant holder until such time, if ever, as its right thereto would not result in the Series K Warrant holder exceeding the beneficial ownership limitation).  To the extent that the Series K Warrant has not been partially or completely exercised at the time of such Distribution, such portion of the Distribution shall be held in abeyance for the benefit of the Series K Warrant holder until the Series K Warrant holder has exercised the Series K Warrant.

A holder (together with its affiliates) may not exercise any portion of the Series K Warrant to the extent that the holder would own more than 4.99% (or, upon election by a Holder prior to the issuance of any Warrants, 9.99%, 14.99% or 19.99%) of the outstanding shares of common stock immediately after exercise. However, upon notice from the holder to us, the holder may decrease or increase the holder’s beneficial ownership limitation, which may not exceed 19.99% of the number of outstanding shares of common stock immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Series K Warrant, provided that any increase in the beneficial ownership limitation will not take effect until 61 days following notice to us. No fractional shares will be issued in connection with the exercise of a Series K Warrant. In lieu of fractional shares, we will either pay the holder an amount in cash equal to the fractional amount multiplied by the exercise price or round up to the next whole share.

If, at the time a holder exercises its Series K Warrant, a registration statement registering the issuance of the shares of common stock underlying the Series K Warrant under the Securities Act is not then effective or available, then in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of shares of common stock determined according to a formula set forth in the Series K Warrant.

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In the event of a defined change of control of the Company, at the request of a holder of a Series K Warrant delivered before the thirtieth (30th) day after such change of control, the Company (or any successor entity) shall purchase the Series K Warrant from the holder by paying to the holder, within five (5) business days after such request (or, if later, on the effective date of the change of control), an amount equal to the Black-Scholes value, as defined in the Series K Warrant, of the remaining unexercised portion of the Series K Warrant on the effective date of such change of control, payable in cash; provided, however, that, if the change of control is not within the Company’s control, including not approved by the Company’s Board of Directors, the holder shall only be entitled to receive from the Company or any successor entity, as of the date of consummation of such change of control, the same type or form of consideration (and in the same proportion), at the Black-Scholes value of the unexercised portion of the Series K Warrant, that is being offered and paid to the holders of Common Stock of the Company in connection with the change of control, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of Common Stock are given the choice to receive from among alternative forms of consideration in connection with the change of control.

Subject to applicable laws, a Series K Warrant may be transferred at the option of the holder upon surrender of the Series K Warrant to us together with the appropriate instruments of transfer.  There is no trading market available for the Series K Warrants on any securities exchange or nationally recognized trading system. We do not intend to list the Series K Warrants on any securities exchange or nationally recognized trading system.

The terms of the repricing and the Inducement Offer and of the Series K Warrants are complex and the material terms thereof are only briefly summarized above. For further information regarding these agreements and the financing, please refer to our Current Report on Form 8-K/A filed with the SEC on November 4, 2024. The discussion herein is qualified in its entirety by reference to such filed transaction documents.

Background and Reasons for the Inducement Offer

In approving the Inducement Offer, the Board of Directors considered the pros and cons of the Inducement Offer versus other alternatives for raising capital, and the immediate working capital needs of the Company, and determined that the Inducement Offer was in the best interests of the Company and its stockholders.

Interests of Certain Parties

No person who has been a director or executive officer of the Company at any time since January 1, 2023, or any associate thereof, has or had a substantial interest in the Inducement Offer.  A private foundation whose trustee is the daughter of David Jenkins, our Executive Chairman of the Board and Chief Executive Officer, did not participate in the Inducement Offer but does hold 500,000 Series H Warrants and 500,000 Series I Warrants that were repriced from $1.00 to $0.70 in the Warrant Repricing.

 Reasons for Stockholder Approval

Our Common Stock is listed on the NYSE American under the symbol "VTAK," and we are subject to the NYSE American listing standards. NYSE American Company Guide Section 713(a) requires stockholder approval prior to the sale, issuance or potential issuance of common stock (or securities convertible into common stock) in a transaction other than a public offering at a price less than the greater of book or market value of the stock which either alone or together with sales by officers, directors or principal stockholders of the company equals 20% or more of the presently outstanding stock.

Prior to closing of the Inducement Offer, we had 5,517,652 shares of Common Stock outstanding. Therefore, the issuance of 10,695,962 shares of Common Stock upon exercise of the Series K Warrants would constitute in excess of 20% of our outstanding shares of common stock. As a result, the issuance of shares of our Common Stock upon exercise of the Series K Warrants requires stockholder approval under NYSE American Company Guide Section 713(a).

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Use of Proceeds

The Company intends to use the net proceeds, if any, from any Series K Warrant exercises to, among other things, advance the development and commercialization of the novel electrophysiology technologies and solutions of the Company. In addition, net proceeds will be used to support general corporate purposes.

Possible Effects of the Proposal

If the stockholders do not approve this Proposal No. 1, then the Series K Warrants will not be exercisable. Failure to obtain such approval may discourage future investors from engaging in future financings with us. If these consequences occur, we may have difficulty finding alternative sources of capital to fund our operations in the future on terms favorable to us or at all. We can provide no assurance that we would be successful in raising funds pursuant to additional equity or debt financings or that such funds could be raised at prices that would not create substantial dilution for our existing stockholders. The Company will also be obligated to incur additional management resources and expenses to call and hold a meeting every 90 days thereafter to seek such stockholder approval until the date stockholder approval is obtained.

If the stockholders approve this Proposal No. 1, the Series K Warrants will be exercisable at any time following receipt of such approval until their expiration 5.5 years after such approval is obtained, which could result in substantial dilution to our stockholders.

Required Vote

The affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy at the Special Meeting and casting votes affirmatively or negatively thereon is required for approval of the Warrant Exercise Proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.

Board Recommendation

Our board of directors recommends a vote “FOR” the approval of the Warrant Exercise Proposal.

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PROPOSAL NO. 2

APPROVAL OF THE CERTIFICATE AMENDMENT PROPOSAL

Our Board of Directors has approved, subject to shareholder approval, an amendment to our Certificate of Incorporation, increasing our authorized shares of common stock from 30,000,000 shares to 60,000,000 shares. The amendment to our authorized shares of common stock will become effective upon the filing of the amendment with the Secretary of State of Delaware.

Rationale for Increase in Authorized Number of Shares of Common Stock

As of the Record Date, there were approximately 8,004,633 shares of the Company’s common stock issued and outstanding and approximately 21,222,012 shares of common stock reserved for future issuance under the Company’s equity incentive plan, and outstanding options, convertible preferred stock and warrants, including the Series K Warrants. Thus, approximately 773,355 authorized shares of common stock currently remain available for issuance.  Even if Proposal No. 1 to approve the potential exercise of the Series K Warrants to purchase up to 10,695,962  shares of common stock is not approved, 10,695,962 shares of common stock will continue to be reserved for issuance pursuant to the Series K Warrants and may not be issued for other purposes.

The Board of Directors believes it is in the best interest of the Company and its shareholders to increase the number of authorized shares of common stock to provide the Company with flexibility to issue shares of common stock for general corporate purposes, which could include strategic investments, strategic partnership arrangements, awards or grants under employee equity incentive plans, or equity-based financing to support company execution of business strategy. The availability of additional authorized shares of common stock would allow the Company to execute any of these transactions in the future without additional shareholder approval, except as may be required in particular cases by the Company’s Certificate of Incorporation, applicable law or the rules of any stock exchange or other system on which the Company’s securities may then be listed.  In addition:

•	Based on the number of shares of common stock currently authorized for issuance under its Certificate of Incorporation, the Company does not have shares available to sell to a third party that might be interested in making a strategic investment in the Company without shareholder approval, which may make it difficult to engage in such a transaction in a timely manner.

•

With only 225,293 shares currently reserved and available for grant, increasing to 1,236,481 shares as a result of automatic plan replenishment provisions, assuming exercise of all outstanding pre-funded warrants, pursuant to the Company’s equity incentive plan, the Company does not have sufficient shares available to issue options or restricted stock units to employees or non-employee directors over the next few years, and unless the proposal to increase the number of authorized shares is approved, it will continue to be difficult to hire and retain key talent due to the inability to offer any equity-based compensation.

•	Unless this Proposal No. 2 is approved, the Company would be unable to raise additional cash through the sale of common stock without stockholder approval. This inability to raise additional capital would likely require the Company to significantly curtail its operations even more than it already has and perhaps even file for bankruptcy. In bankruptcy, assets of the Company would be sold in a distressed manner, and the value received for assets in a distressed sale is often lower than the value that would have received if the assets were sold in a non-distressed situation.

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The Board of Directors believes it would be in the best interests of the Company and its shareholders to have shares of common stock available for any of these purposes, if needed. Although the Company expects to require raising additional capital to fund its operations, which may involve the issuance of common stock, it currently has no transactions pending.

Effects of the Increase in Authorized Common Stock

Approving the amendment to increase the authorized number of shares of the Company’s common stock will not result in any dilution to current shareholders unless and until the Company issues such additional shares in the future. The Board of Directors selected the size of the proposed increase to provide the Company with sufficient authorized shares for use for any of the purposes described above, including any necessary financing transactions, as well as to provide it the ability to take advantage of other opportunities that may be available to it that would require the use of shares of common stock without the cost and time that would be needed to seek further amendments to its Certificate of Incorporation.

If this proposal is approved, the newly authorized shares of common stock would have the same rights as the presently authorized shares, including the right to cast one vote per share of common stock. Although the authorization of additional shares would not, in itself, have any effect on the rights of any holder of the Company’s common stock, the future issuance of additional shares of common stock (other than pursuant to a stock split or dividend) would have the effect of diluting the voting rights of existing stockholders and could have the effect of diluting earnings per share and book value per share of existing shareholders.

If this Proposal No. 2 is approved, the number of authorized shares under our 2023 Equity Incentive Plan will increase by 287,833 shares through application of the automatic adjustment provisions contained in the Plan, assuming exercise of all outstanding pre-funded warrants.  If this Proposal No. 2 is not approved, we will not have sufficient authorized shares to add these 237,833 shares pursuant to the automatic adjustment provisions.  In addition, if this Proposal No. 2 and Proposal No. 3, to add 1.5 million shares to our 2023 Equity Incentive Plan, are both approved, then an additional 1.5 million shares will also be added to the Plan.

Potential Anti-takeover Effects of Increase in Authorized Common Stock

In addition to the more traditional uses described above, the Company could issue shares of its stock as a defense against efforts to obtain control of the Company. The Board of Directors does not intend or view the increase in authorized shares of stock as an anti-takeover measure, nor is the Company aware of any effort by any third party to accumulate our securities or obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

Interests of Directors and Executive Officers

Our directors and executive officers and their associates have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our common stock and their eligibility for future grants under our equity incentive plan.

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The Proposed Amendment

This general description of this Proposal is qualified in its entirety by reference to the text of the amendment set forth in this Proposal for the increase of the total number of authorized shares of common stock. If this Proposal No. 2 is approved by stockholders, it will become effective upon the filing of a Certificate of Amendment with the State of Delaware, which the Company intends to file promptly following the stockholder vote during the Special Meeting. If this Proposal is not approved, the Certificate of Incorporation will continue to allow for the authorization of 30,000,000 shares of common stock.

If this Proposal No. 2 is approved, Section 4.1 of Article IV of the Amended and Restated Certificate of Incorporation of the Company shall be amended and restated to read in its entirety as follows:

“Authorized Capital Stock. The total number of shares of all classes of capital stock that the Corporation is authorized to issue is seventy million shares, consisting of sixty million shares of Common Stock, par value $0.0001 per share (the “Common Stock”), and ten million shares of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”).”

This is reflected in the Certificate of Amendment attached as Annex B hereto.

Possible Effects of the Proposal

If the stockholders do not approve this Proposal No. 2, then we may be unable to engage in future financings or strategic transactions. If these consequences occur, we may have difficulty finding alternative sources of capital to fund our operations in the future on terms favorable to us or at all. If stockholders approve this Proposal No. 2, as well as Proposal No. 3, newly authorized shares may be issued in connection with our equity incentive plan.

Required Vote

The affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy at the Special Meeting and casting votes affirmatively or negatively thereon is required for approval of the Certificate Amendment Proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.

Board Recommendation

Our board of directors recommends a vote “FOR” the approval of the Certificate Amendment Proposal.

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PROPOSAL NO. 3 – APPROVE 1.5 MILLION ADDITIONAL SHARES OF COMMON STOCK FOR ISSUANCE PURSUANT TO THE CATHETER PRECISION, INC. 2023 EQUITY INCENTIVE PLAN

Introduction

The Board of Directors is requesting that stockholders vote in favor of amending the Catheter Precision, Inc. 2023 Equity Incentive Plan (the “2023 Plan”) to add an additional 1.5 million shares (the “Additional Shares”) of common stock for issuance pursuant to the 2023 Plan. The 2023 Plan was approved by the stockholders at the Company’s Annual Meeting in July 2023 and an additional 200,000 shares, as adjusted for our July 2024 1 for 10 reverse stock split, were approved at the July 2024 Annual Meeting. We believe that adding the Additional Shares to the 2023 Plan is in the best interest of our stockholders and our company because it will enable our company to provide participant and stockholder alignment, preserve cash pending profitability, renew our broad-based equity program, and help attract, motivate and retain employees, consultants and directors. The Additional Shares will be available for issuance as of the date they are approved by the Company’s stockholders. The Company currently intends to register the shares on Form S-8 immediately following stockholder approval.  If Proposal No. 2, the Certificate Amendment Proposal, is not approved, we will not have sufficient shares authorized to be able to issue the Additional Shares, even if this Proposal No. 3 is approved.

As of November 8, 2024, only 225,293 shares of common stock are available for new grants under the 2023 Plan. If Proposal No. 2 is approved, this number will increase to 1,236,481 shares through application of the automatic adjustment provisions described below, assuming exercise in full of all outstanding pre-funded warrants. If Proposal No. 2, the Certificate Amendment Proposal, is not approved, this number will increase to 998,648 shares through application of the automatic adjustment provisions described below, assuming exercise of 717,667 currently outstanding pre-funded warrants. The 2023 Plan is the successor to the Company’s 2018 Equity Incentive Plan (as amended, the “2018 Plan”), pursuant to which we may no longer make any new grants. Approval of the issuance of the Additional Shares under the 2023 Plan will enable the Company to make equity compensation grants that can be used for employee compensation and bonuses, and to enable the Company to provide non-cash incentives to recruit and retain eligible employees, consultants, and directors. As of November 8, 2024 a combined total of 53,507 options and no restricted stock grants (collectively, the “Outstanding Equity Awards”) were outstanding under the 2018 Plan and the 2023 Plan. In addition, as of November 8, 2024, 17,097 options assumed in connection with the merger with the private company Catheter Precision, Inc. (“Old Catheter”) remained outstanding.

Summary of the 2023 Plan

A summary of the 2023 Plan is set forth below. This summary is qualified in its entirety by the full text of the 2023 Plan, as amended to add 1.5 million shares, which is attached to this proxy statement as Annex C.

Authorized Shares. Based on 225,293 shares remaining available for issuance under the 2023 Plan as of November 8, 2024, assuming approval of the Additional Shares and approval of Proposal No. 2, the Certificate Amendment Proposal, we would be able to issue 2,511,188 shares under the 2023 Plan with respect to new grants assuming exercise in full of all outstanding 3,096,000 pre-funded warrants.  This reserve of shares would represent approximately 22.62% of our currently outstanding shares of common stock, as adjusted for the assumed exercise of all outstanding pre-funded warrants, and 4.19% of our then currently authorized shares of common stock, assuming that Proposal No. 2, the Certificate Amendment Proposal, is approved.

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Subject to the adjustment provisions of the 2023 Plan, the number of shares of the Company’s common stock available for issuance under the 2023 Plan also includes a quarterly increase on the first day of each fiscal quarter (each, an “Adjustment Date”) which began with the fiscal quarter commencing September 1, 2023 by an amount equal to the lesser of: (i) 10% of the number equal to the number of shares of common stock outstanding on the applicable Adjustment Date less the number of shares of Common Stock outstanding at the beginning of the fiscal quarter immediately preceding the Adjustment Date, but if such number is a negative number, then the increase will be zero; or (ii) such lesser number of Shares as may be determined by the Board.

If an award granted under the 2023 Plan expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an exchange program or, with respect to restricted stock, restricted stock units (“RSUs”), performance units, or performance shares, is forfeited to, or repurchased by, us due to failure to vest, then the unpurchased shares (or for awards other than stock options or stock appreciation rights, the forfeited or repurchased shares) which were subject thereto will become available for future grant or sale under the 2023 Plan (unless the 2023 Plan has terminated). With respect to stock appreciation rights, only the net shares actually issued will cease to be available under the 2023 Plan and all remaining shares under stock appreciation rights will remain available for future grant or sale under the 2023 Plan (unless the 2023 Plan has terminated). Shares that actually have been issued under the 2023 Plan under any award will not be returned to the 2023 Plan; provided, however, that if shares issued pursuant to awards of restricted stock, RSUs, performance shares, or performance units are repurchased by us or forfeited to us due to failure to vest, such shares will become available for future grant under the 2023 Plan. Shares used to pay the exercise price of an award or to satisfy the tax withholding obligations related to an award will become available for future grant or sale under the 2023 Plan. To the extent an award is paid out in cash rather than shares, the cash payment will not result in a reduction in the number of shares available for issuance under the 2023 Plan.

Eligibility for Grants under the Plan.  Awards under the plan may be granted to any Directors, Officers, Employees and Consultants of the Company, as those terms are more specifically defined in the 2023 Plan.  Approximately twenty five persons were eligible to participate in the 2023 Plan as of November 18, 2024, including three officers, seventeen employees, three non-employee directors and two consultants.

Plan Administration. The Compensation Committee or one or more committees subsequently appointed by the Board administers the 2023 Plan. In addition, if we determine it is desirable to qualify transactions under the 2023 Plan as exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, such transactions will be structured with the intent that they satisfy the requirements for exemption under Rule 16b-3. Subject to the provisions of the 2023 Plan, the administrator has the power to administer the 2023 Plan and make all determinations deemed necessary or advisable for administering the 2023 Plan, including the power to determine the fair market value of our common stock, select the service providers to whom awards may be granted, determine the number of shares covered by each award, approve forms of award agreement for use under the 2023 Plan, determine the terms and conditions of awards (including the exercise price, the time or times when the awards may be exercised, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any award or the shares relating thereto), construe and interpret the terms of the 2023 Plan and awards granted under it, prescribe, amend, and rescind rules and regulations relating to the 2023 Plan, including creating sub-plans, and modify or amend each award, including the discretionary authority to extend the post-termination exercisability period of awards (provided that no option or stock appreciation right will be extended past its original maximum term), temporarily suspend the exercisability of an award if the administrator deems such suspension to be necessary or appropriate for administrative purposes, and to allow a participant to defer the receipt of payment of cash or the delivery of shares that would otherwise be due to such participant under an award.  Subject to the prohibitions described below under “—No Repricing,” the administrator may institute and determine the terms of an exchange program under which (i) outstanding awards are surrendered or cancelled in exchange for awards of the same type (which may have a higher or lower exercise price or different terms), awards of a different type and/or cash, (ii) participants would have the opportunity to transfer any outstanding awards to a financial institution or other person or entity selected by the administrator, and/or (iii) the exercise price of an outstanding award is increased or reduced. The administrator’s decisions, determinations, and interpretations are final and binding on all participants.

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Stock Options. Stock options may be granted under the 2023 Plan in such amounts as the administrator will determine in accordance with the terms of the 2023 Plan. The exercise price of options granted under the 2023 Plan must at least be equal to the fair market value of our common stock on the date of grant. The term of an option will be stated in the award agreement, and in the case of an incentive stock option, may not exceed 10 years. With respect to any participant who owns stock representing more than 10% of the voting power of all classes of our outstanding stock, the term of an incentive stock option granted to such participant must not exceed five years and the exercise price must equal at least 110% of the fair market value on the date of grant. The administrator will determine the methods of payment of the exercise price of an option, which may include cash, shares, or other property acceptable to the administrator, as well as other types of consideration permitted by applicable law. After a participant ceases to provide service as an employee, director, or consultant, he or she may exercise his or her option for the period of time stated in his or her award agreement. In the absence of a specified time in an award agreement, if the cessation of service is due to death or disability, the option will remain exercisable for 12 months. In all other cases, in the absence of a specified time in an award agreement, the option will remain exercisable for three months following the cessation of service. An option may not be exercised later than the expiration of its term. Subject to the provisions of the 2023 Plan, the administrator determines the other terms of options. Stock options may be granted as incentive stock options under Section 422 of the Internal Revenue Code or as nonqualified stock options that do not comply with Section 422.

Stock Appreciation Rights. Stock appreciation rights may be granted under the 2023 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the exercise date and the date of grant. Stock appreciation rights will expire upon the date determined by the administrator and set forth in the award agreement. After a participant ceases to provide service as an employee, director, or consultant, he or she may exercise his or her stock appreciation right for the period of time stated in his or her award agreement. In the absence of a specified time in an award agreement, if cessation of service is due to death or disability, the stock appreciation rights will remain exercisable for 12 months. In all other cases, in the absence of a specified time in an award agreement, the stock appreciation rights will remain exercisable for three months following the cessation of service. However, in no event may a stock appreciation right be exercised later than the expiration of its term. Subject to the provisions of the 2023 Plan, the administrator determines the other terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash, shares of our common stock, or a combination thereof, except that the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant.

Restricted Stock. Restricted stock may be granted under the 2023 Plan. Restricted stock awards are grants of shares of our common stock that vest in accordance with terms and conditions established by the administrator (if any). The administrator will determine the number of shares of restricted stock granted to any employee, director, or consultant and, subject to the provisions of the 2023 Plan, will determine any terms and conditions of such awards. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us); provided, however, that the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting rights with respect to such shares upon grant without regard to vesting, unless the administrator provides otherwise. Recipients of restricted stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.  Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

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Restricted Stock Units. RSUs may be granted under the 2023 Plan. RSUs are bookkeeping entries representing an amount equal to the fair market value of one share of our common stock. Subject to the provisions of the 2023 Plan, the administrator determines the terms and conditions of RSUs, including the vesting criteria, and the form and timing of payment. The administrator may set vesting criteria based upon the achievement of company-wide, divisional, business unit, or individual goals (including continued employment or service), applicable federal or state securities laws, or any other basis determined by the administrator in its discretion. The administrator, in its sole discretion, may pay earned RSUs in the form of cash, in shares, or in some combination thereof. Notwithstanding the foregoing, the administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout. During any applicable vesting period, recipients holding RSUs may be entitled to receive all dividends and other distributions paid with respect to the Shares underlying the RSUs, but only to the extent the administrator provides in the applicable Award Agreement. Unless otherwise determined by the administrator, all such dividends or distributions will be subject to the same restrictions on transferability and forfeitability as the RSUs with respect to which they were paid.

Performance Units and Performance Shares. Performance units and performance shares may be granted under the 2023 Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The administrator will establish performance objectives or other vesting provisions in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. The administrator may set performance objectives based upon the achievement of company-wide, divisional, business unit, or individual goals (including continued employment or service), or any other basis determined by the administrator in its discretion, including without limitation, stock price performance. After the grant of a performance unit or performance share, the administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such performance units or performance shares. Performance units will have an initial dollar value established by the administrator on or prior to the date of grant. Performance shares will have an initial value equal to the fair market value of our common stock on the date of grant. The administrator, in its sole discretion, may pay earned performance units or performance shares in the form of cash, in shares, or in a combination thereof. During any applicable vesting period, holders of performance units/shares may be entitled to receive all dividends and other distributions paid with respect to the shares underlying the performance units/shares, but only to the extent the administrator so provides in the applicable award agreement. Unless otherwise determined by the administrator, all such dividends or distributions will be subject to the same restrictions on transferability and forfeitability as the performance units/shares with respect to which they were paid.

Non-Employee Directors. The 2023 Plan provides that all outside (non-employee) directors are eligible to receive all types of awards (except for incentive stock options) under the 2023 Plan.

Non-Transferability of Awards. Unless the administrator provides otherwise, the 2023 Plan generally does not allow for the transfer of awards, and only the recipient of an award may exercise an award during his or her lifetime. If the administrator makes an award transferrable, such award will contain such additional terms and conditions as the administrator deems appropriate.

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Certain Adjustments. In the event of certain changes in the Company’s capitalization, to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the 2023 Plan, the administrator will proportionately adjust the number and class of shares that may be delivered under the 2023 Plan and/or the number, class, and price of shares covered by each outstanding award, and the numerical share limits set forth in the 2023 Plan.

Dissolution or Liquidation. In the event of the Company’s proposed dissolution or liquidation, the administrator will notify participants as soon as practicable prior to the effective date of such proposed transaction and all awards will terminate immediately prior to the consummation of such proposed transaction.

Merger or Change in Control. The 2023 Plan provides that in the event of the Company’s merger with or into another corporation or entity or a change in control (as defined in the 2023 Plan), each outstanding award will be treated as the administrator determines, including, without limitation, that (i) awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices, (ii) upon written notice to a participant, that the participant’s awards will terminate upon or immediately prior to the consummation of such merger or change in control, (iii) outstanding awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon consummation of such merger or change in control and, to the extent the administrator determines, terminate upon or immediately prior to the effectiveness of such merger or change in control, (iv) (A) the termination of an award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the administrator determines in good faith that no amount would have been attained upon the exercise of such award or realization of the participant’s rights, then such award may be terminated by us without payment), or (B) the replacement of such award with other rights or property selected by the administrator in its sole discretion, or (v) any combination of the foregoing. The administrator will not be obligated to treat similarly all awards, all awards a participant holds, all awards of the same type, or all portions of awards.

In the event that the successor corporation does not assume or substitute for the award (or portions thereof), the participant will fully vest in and have the right to exercise all of his or her outstanding options and stock appreciations rights (or portions thereof) that are not assumed or substituted for, all restrictions on restricted stock, RSUs, performance shares, and performance units (or portions thereof) not assumed or substituted for will lapse, and, with respect to such awards with performance-based vesting (or portions thereof) not assumed or substituted for, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable award agreement or other written agreement between the participant and us or any parent or subsidiary. Additionally, in the event an option or stock appreciation right (or portions thereof) is not assumed or substituted for in the event of a merger or change in control, the administrator will notify each participant in writing or electronically that the option or stock appreciation right (or its applicable portion), as applicable, will be exercisable for a period of time determined by the administrator in its sole discretion, and the option or stock appreciation right (or its applicable portion), as applicable, will terminate upon the expiration of such period.

With respect to awards granted to an outside director, in the event of a change in control, the outside director’s options and stock appreciation rights, if any, will vest fully and become immediately exercisable, all restrictions on his or her restricted stock and RSUs will lapse, and, with respect to awards with performance-based vesting, all performance goals or other vesting requirements for his or her performance shares and units will be deemed achieved at 100% of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable award agreement or other written agreement between the participant and us or any parent or subsidiary.

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Clawback. Awards will be subject to the Company’s Policy for the Recovery of Erroneously Awarded Compensation and the applicable rules of the NYSE American, and the administrator also may specify in an award agreement that the participant’s rights, payments, and benefits with respect to an award will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition upon the occurrence of certain specified events. The administrator may require a participant to forfeit, return, or reimburse the Company all or a portion of the award and any amounts paid under the award pursuant to the terms of the clawback policy or applicable laws.

No Repricing. Except in connection with certain corporate transactions involving the Company, the Company may not, without obtaining stockholder approval, (i) amend the terms of outstanding options or stock appreciation rights to reduce the exercise price or base value of such options or stock appreciation rights, (ii) cancel outstanding options or stock appreciation rights in exchange for options or stock appreciation rights that have an exercise price or base value that is less than the exercise price or base value of the original options or stock appreciation rights, or (iii) cancel outstanding options or stock appreciation rights that have an exercise price or base value greater than the fair market value of a share of common stock on the date of such cancellation in exchange for cash or other consideration.

Amendment; Termination. Subject to compliance with applicable laws and regulations of the NYSE American, the administrator, or if there shall be no administrator, the Board, has the authority to amend, alter, suspend, or terminate the 2023 Plan provided such action does not materially impair the existing rights of any participant. The 2023 Plan automatically will terminate in 2033, unless terminated sooner.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to certain material U.S. federal income tax consequences to the Company and to participants in the 2023 Plan who are citizens or residents of the United States for federal income tax purposes. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local, or foreign tax laws and the effects of the possible application of any state, local, non-U.S. or other tax laws are not discussed. This summary is not intended to be a complete discussion of all possible U.S. federal income tax consequences relating to the 2023 Plan and is included for general information purposes only. It does not take into account the individual facts and circumstances of any particular individual that may affect the United States federal income tax consequences of participation in the 2023 Plan, and it is not intended as tax advice to any individual.

The discussion below is based on the Code, U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the Internal Revenue Service in effect as of the date of this proxy statement, all of which are subject to change at any time. These authorities may change or be subject to differing interpretations. Any such change may be applied retroactively in a manner that could adversely effect the Company or a participant in the 2023 Plan. The discussion below also is not binding on the Internal Revenue Service or the courts.

THIS SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE. EACH RECIPIENT OF AN AWARD UNDER THE 2023 PLAN SHOULD CONSULT HIS, HER OR ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2023 PLAN, INCLUDING THE POSSIBLE APPLICATION OF STATE, LOCAL, NON-UNITED STATES OR OTHER TAX LAWS.

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Incentive Stock Options. An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who neither dispose of their shares within two years following the date the option was granted nor within one-year following the exercise of the option normally will recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one-year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will generally be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

The difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special U.S. tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will generally be taxed as capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant.

Stock Appreciation Rights. In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the fair market value of any shares of our common stock and/or the amount of any cash received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Any additional gain or loss recognized upon any later disposition of the shares, if any, received upon the exercise of a stock appreciation right would generally be capital gain or loss.

Restricted Stock. A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Code, to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will generally be taxed as capital gain or loss.

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Restricted Stock Units. There generally are no immediate tax consequences of receiving an award of restricted stock units. A participant who is awarded restricted stock units generally will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the administrator or a participant. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Any additional gain or loss recognized upon any later disposition of any shares received would generally be capital gain or loss.

Performance Units and Performance Shares. A participant generally will recognize no income upon the grant of a performance unit or performance share award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any cash or nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will generally be taxed as capital gain or loss.

Section 409A. Section 409A of the Code provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the 2023 Plan with a deferral feature will be subject to the requirements of Section 409A of the Code. If an award is subject to and fails to satisfy the requirements of Section 409A of the Code, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. Certain states have enacted laws similar to Section 409A which impose additional taxes, interest and penalties on non-qualified deferred compensation arrangements. The Company will also have withholding and reporting requirements with respect to such amounts.

Section 280G. The administrator may provide for immediate vesting of then outstanding unvested awards upon a change in control of the Company. That immediate vesting may cause certain amounts to be characterized as “parachute payments” under Section 280G of the Code for certain employees of the Company. Section 280G of the Code generally applies to employees or other individuals who perform services for the Company if, within the 12-month period preceding the change in control, the individual is an officer of the Company, a shareholder owning more than 1% of the stock of the Company, or a member of the group consisting of the lesser of the highest paid 1% of the employees of the Company or the highest paid 250 employees of the Company. An employee generally is deemed to have received a parachute payment in the amount of compensation that is contingent upon an ownership change if such compensation exceeds, in the aggregate, three times the employee’s Base Amount. The “Base Amount” is generally the employee’s average annual compensation for the five preceding years. An employee’s “excess parachute payment” is the excess of the employee’s total parachute payments over the Base Amount. An employee will be subject to a 20% excise tax under Section 4999 of the Code, and the Company will be denied a deduction for any “excess parachute payment.”

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Medicare Surtax. A participant’s annual “net investment income”, as defined in Section 1411 of the Code may be subject to a 3.8% federal surtax (generally referred to as the “Medicare Surtax”). Net investment income may include capital gain and/or loss arising from the disposition of shares subject to a participant’s awards under the 2023 Plan. Whether a participant’s net investment income will be subject to the Medicare Surtax will depend on the participant’s level of annual income and other factors.

Tax Effect for the Company. The Company generally will be entitled to a tax deduction in connection with an award under the 2023 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to our chief executive officer and other “covered employees” as determined under Section 162(m) and applicable guidance. Under Section 162(m), the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000.

New Plan Benefits; Interest of Officers and Directors

Awards granted under the 2023 Plan are subject to the discretion of the Compensation Committee. Therefore, it is not possible to determine  all of the benefits that will be received in the future by eligible persons pursuant to the 2023 Plan; however, in 2024 to date, the following option awards have been granted under the 2023 Plan:  Margrit Thomassen, the Company’s interim Chief Financial Officer, received a grant of 2,500 options, other non-executive employees of the Company received aggregate grants of 43,500 options, two non-employee directors of the Company each received a grant of 2,500 options, and certain consultants of the Company received aggregate grants of 2,500 options.  Also, in May 2024, Marie-Claude Jacques, the Company’s Chief Commercial Officer, received a grant of 25,000 options as an inducement award that was not granted pursuant to the 2023 Plan.  In addition, if this Proposal No. 3 is approved, it is anticipated that David Jenkins, our Executive Chairman of the Board and Chief Executive Officer, will receive a grant of stock options.  It is also anticipated that our existing officers and directors will receive additional grants under the 2023 Plan.

Common Stock Price

The closing price of the Company’s common stock on November 18, 2024, as reported on the NYSE American, was $0.43 per share.

EQUITY COMPENSATION PLAN INFORMATION

Information as of December 31, 2023, regarding the Company’s equity compensation plans is summarized in the following table:

	Number of Securities to be Issued Upon Exercise of Outstanding Options and Restricted Stock Units	Weighted- Average Exercise Price of Outstanding Options (1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders (2)	7.3	$171,613	50,240.8
Equity compensation plans not approved by security holders (3)	21,457.9	$6.30	0
Total	21,465.2	$64.70	50,240.8

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(1)	The weighted average exercise price is based solely on outstanding options.

(2)

Outstanding options were issued under the Company’s 2018 Plan.  The number of securities remaining available includes both the 2018 Plan and the 2023 Plan, although the Company has undertaken not to make any new grants under the 2018 Plan.  Excludes shares which became available subsequent to December 31, 2023, pursuant to an adjustment feature under the 2023 Plan.  Under the adjustment features, the number of shares available for issuance under the 2023 Plan increases on the first day of each fiscal quarter (each, an “Adjustment Date”) by an amount equal to the lesser of: (i) 10% of the number equal to the number of shares of common stock outstanding on the applicable Adjustment Date less the number of shares of Common Stock outstanding at the beginning of the fiscal quarter immediately preceding the Adjustment Date, but if such number is a negative number, then the increase will be zero; or (ii) such lesser number of Shares as may be determined by the Board.

(3)	Represents Old Catheter options assumed in connection with the January 9, 2023 acquisition of Old Catheter.

Possible Effects of the Proposal

If the stockholders do not approve this Proposal No. 3, then we may be unable to attract and retain capable employees, officers and directors to operate and manage our business.

If the stockholders approve this Proposal No. 3, we anticipate that, over a period of time, we will issue a substantial amount or all of the authorized shares in connection with equity compensation awards, which will result in substantial dilution to our stockholders.

Required Vote

Approval of the amendment of the 2023 Plan to add 1.5 million additional shares of Common Stock for issuance thereunder requires the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the annual meeting and casting votes affirmatively or negatively thereon. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of the vote on this proposal.

Board Recommendation

Our board of directors recommends a vote “FOR” the approval of the amendment of the 2023 Plan to add 1.5 million additional shares of Common Stock for issuance thereunder.

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PROPOSAL NO. 4

APPROVAL OF THE AUDITOR RATIFICATION PROPOSAL

Ratification Proposal

We are asking stockholders to ratify the proposed appointment of WithumSmith+Brown, PC (“Withum”) as our independent registered public accounting firm for our fiscal year ending December 31, 2025. Stockholder ratification of the appointment of Withum is not required by our Bylaws or other applicable legal requirements. However, our board is submitting the appointment of Withum to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of Withum are not expected to be present at the Special Meeting.

Change of Independent Registered Public Accounting Firm

The Audit Committee (the “Committee”) of the Board of Directors of the Company previously conducted an analysis to determine the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023. The Committee considered the Company’s independent auditors for the fiscal year ended December 31, 2022, Haskell & White LLP (“Haskell”), as well as Withum, the independent registered public accounting firm that audited the financial statements for the private company Catheter Precision, Inc. (“Old Catheter”) for the fiscal year ended December 31, 2022.  The Company acquired Old Catheter on January 9, 2023, and is now primarily focusing its operations on the Old Catheter line of business.  Haskell reviewed the Company’s financial statements for the quarter ended March 31, 2023.

 As a result of this process, following discussions with Haskell and Withum, on June 21, 2023, the Audit Committee approved the appointment of Withum as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023 and entered into an engagement letter with Withum. On the same date, the Audit Committee approved the dismissal of Haskell as the Company’s independent registered accounting firm.  Withum was subsequently engaged as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2024, which engagement was ratified by the Company’s stockholders at the 2024 Annual Meeting.

Haskell’s report on the Company’s financial statements as of and for the fiscal years ended December 31, 2022 and 2021 filed with the Company’s Form 10-K for the year ended December 31, 2022 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.  Haskell’s report on the Company’s financial statements as of and for the fiscal year ended December 31, 2021 filed with the Company’s Form 10-K, as amended, for the year ended December 31, 2021, included an explanatory paragraph expressing substantial doubt regarding the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2022 and 2021, and the subsequent interim period through June 21, 2023, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K  between the Company and Haskell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Haskell’s satisfaction, would have caused Haskell to make reference thereto in their reports; and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Haskell with a copy of the foregoing disclosures and requested that Haskell furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the statements made therein. A copy of Haskell’s letter dated June 26, 2023, was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed on June 26, 2023.

During the fiscal years ended December 31, 2022 and 2021 and the subsequent interim period through June 21, 2023, neither the Company nor anyone on its behalf consulted with Withum regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Withum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

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Fees Paid to the Independent Registered Public Accounting Firm

The following table represents aggregate fees for the audit of the company’s annual financial statements for the year ended December 31, 2023, and fees billed for other services rendered by Withum during 2023. It does not include fees billed to us for services rendered by our previous auditor, Haskell & White LLP, during 2023, or fees billed to us by Withum for services rendered prior to their appointment as our independent auditor in June 2023.  We paid Withum $327,663 in fees during 2023 for services rendered by them prior to their appointment as our independent auditor in June 2023.

2023 (Withum)
Audit Fees (1)	$1,033,534
Audit-Related Fees (2)	—
Tax Fees (3)	—
All Other Fees (4)	—
Total Fees	$1,033,534

(1)

“Audit Fees” consist of fees billed for professional services rendered during the respective fiscal year in connection with the audit of our annual financial statements, review of our quarterly financial statements, and services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years. This includes consents and other services related to SEC matters and registration statements.

(2)

“Audit- Related Fees” generally include fees incurred for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements but are not otherwise included as Audit Fees.

(3)	“Tax Fees” consist of permissible tax compliance and tax advisory service fees. Withum did not bill us for any tax fees for the year ended December 31, 2023.

(4)	“All Other Fees” consist of fees billed for services other than the services reported in Audit Fees, Audit-Related Fees, and Tax Fees.

Auditor Independence

During the year ended December 31, 2023, there were no other professional services provided by Withum that would have required our audit committee to consider their compatibility with maintaining Withum’s independence.

Pre-Approval Policy

Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants and the related estimated fees. These services may include audit services, audit-related services, tax services and other services. Our audit committee generally pre-approves particular services or categories of services on a case-by-case basis. The independent registered public accounting firm and management are required to periodically report to our audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with these pre-approvals, and the fees for the services performed to date. All of Withum’s services to the Company for fiscal year 2023 described above were pre-approved by our audit committee.

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Possible Effects of the Proposal

Our audit committee will take the results of the vote on this Proposal No. 4 into consideration when determining whether it should appoint Withum or another independent registered public accounting firm with respect to the year ending December 31, 2025.

Required Vote

The affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and casting votes affirmatively or negatively thereon is required for approval of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ended December 31, 2025.  You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Because they are not votes cast affirmatively or negatively, abstentions and broker non-votes will not affect the outcome of voting on this proposal.

Recommendation of the Board of Directors

Our board of directors recommends a vote “FOR” the approval of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ended December 31, 2025.

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PROPOSAL NO. 5

APPROVAL OF THE ADJOURNMENT PROPOSAL

General

If the Company fails to receive a sufficient number of votes to approve Proposals Nos. 1, 2, 3 and/or 4, the Company may propose to adjourn or postpone the Special Meeting. The Company currently does not intend to propose adjournment or postponement at the Special Meeting if there are sufficient votes to approve Proposal No. 1, 2, 3 and/or 4.

Required Vote

The affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy at the Special Meeting and casting votes affirmatively or negatively thereon is required for approval of the Adjournment Proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.

Recommendation of the Board of Directors

Our board of directors recommends a vote “FOR” the approval of the Adjournment Proposal.

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DESCRIPTION OF CAPITAL STOCK

General

The following description summarizes certain terms of our capital stock and certain provisions of our amended and restated certificate of incorporation. We have adopted an amended and restated certificate of incorporation and amended and restated bylaws, and this description summarizes certain of the provisions that are included in those documents. This summary does not purport to be complete and is qualified in its entirety by the provisions of our amended and restated certificate of incorporation and amended and restated bylaws, copies of which are filed with the SEC as exhibits to our Annual Report on Form 10-K for the year ended December 31, 2023 and our Quarterly Reports on Form 10-Q for the quarters ended June 30, 2024 and September 30, 2024, and to the applicable provisions of Delaware law.

Our authorized capital stock consists of 40,000,000 shares of capital stock, of which 30,000,000 shares are designated as common stock, $0.0001 par value per share, and 10,000,000 shares are designated as preferred stock, $0.0001 par value per share. See Proposal No. 2 above for a discussion of our proposal to increase our authorized shares of common stock.  We have one class of preferred stock issued and outstanding as described below.  If Proposal No. 2 is approved, our authorized common stock will increase to 60,000,000 shares.

Common Stock

The holders of common stock are entitled to one vote per share on all matters submitted to a vote of our stockholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Subject to preferences that may be applicable to any preferred stock outstanding at the time, the holders of outstanding shares of common stock are entitled to receive ratably any dividends declared by our board of directors out of assets legally available. See the section captioned “Dividend Policy” for additional information. Upon our liquidation, dissolution or winding up, holders of our common stock are entitled to share ratably in all assets remaining after payment of liabilities and the liquidation preference of any then outstanding shares of preferred stock. Holders of common stock have no preemptive or conversion rights or other subscription rights. There are no redemption or sinking fund provisions applicable to the common stock.

Preferred Stock

Pursuant to our amended and restated certificate of incorporation, our board of directors has the authority, without further action by the stockholders, to issue from time to time up to 10,000,000 shares of preferred stock in one or more series. Our board of directors may designate the rights, preferences, privileges and restrictions of the preferred stock, including dividend rights, conversion rights, voting rights, redemption rights, liquidation preference, sinking fund terms and the number of shares constituting any series or the designation of any series.

Currently, we have one class of Preferred Stock outstanding, our Series X preferred stock, $0.0001 par value (“Series X Preferred”).   As of November 18, 2024, there were outstanding 12,656.011 shares of Series X Preferred, each of which is convertible into 100 shares of common stock, subject to certain conditions and ownership blockers as described below.  Certain key terms of the Series X Preferred are summarized below:

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☐

Series X Preferred. The currently outstanding shares of Series X Preferred are subject to a contractual restriction which prohibits them from being converted unless the Company applies for and is approved for a new initial listing on the NYSE American or other national securities change, or is delisted from the NYSE American. No assurance is given that the Company shall make such application or that if it did any approval would be given by the exchange. The Series X Preferred is also subject to beneficial ownership “blocker” provisions that prohibit any conversion that would cause the holder to have, post-conversion, beneficial ownership of common stock above a pre-set threshold. The precise ownership blocker level varies among the shares, as the level for each share was previously chosen by the holder thereof, from within the range of 0.99% to 19.99%. The Series X Preferred is intended to have economic rights equivalent to the Company’s common stock, but has very limited voting rights. Holders of Series X Preferred are entitled to receive dividends on shares of Series X Preferred equal to, on an as-if-converted-to-Common-Stock basis, and in the same form as, dividends actually paid on shares of the Common Stock. Except as otherwise required by law, the Series X Preferred does not have voting rights. However, as long as any shares of Series X Preferred are outstanding, the Company will not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series X Preferred, (a) alter or change adversely the powers, preferences or rights given to the Series X Preferred, (b) alter or amend the Certificate of Designation for the Series X Preferred, (c) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of Series X Preferred, (d) increase the number of authorized shares of Series X Preferred, or (e) enter into any agreement with respect to any of the foregoing. The Series X Preferred does not have a preference upon any liquidation, dissolution or winding-up of the Company. The holders of Series X Preferred shall be entitled to receive out of the assets, whether capital or surplus, of the Company the same amount that a holder of Common Company Stock would receive if the Series X Preferred were fully converted (disregarding for such purposes any conversion limitations) to our common stock, which amounts will be paid pari passu with all holders of our common stock.

The issuance of additional preferred stock could have the effect of further restricting dividends on the common stock, diluting the voting power of the common stock, impairing the liquidation rights of the common stock or delaying, deterring or preventing a change in control. Such issuance could have the effect of decreasing the market price of the common stock.

Warrants

See Proposal No. 1, “Approval of the Warrant Exercise Proposal,” for a full description of the Series K Warrants.  As of November 8, 2024, the following warrants to purchase Company common stock were outstanding:

Title or Description of Warrant Issuance:	Total Shares Underlying Currently Outstanding Warrants Issued	Exercise Price	Expiration Date
May 2020 Warrants	1,275.2	$5,625.0	5/20/2025
May 2020 Placement Agent Warrants	124.44	$7,031.3	5/20/2025
August 2020 Warrants	1,942.86	$4,375.0	8/3/2025
August 2020 Placement Agent Warrants	192.00	$5,468.75	7/30/2025
August 2021 Pharos Banker Warrants	148.0	$1,495.0	8/16/2026
February 2022 Series B Warrants	39,153.24	$140.0	2/4/2029
July 2022 Series C Warrants	28,402.46	$140.0	7/22/2027
Pre-Funded September 2024 Series H Warrants*	1,366,000	$0.00	None
Re-Priced September 2024 Series H Warrants	578,900	$0.70	3/3/2025
Pre-Funded September 2024 Series I Warrants*	1,730,000	$0.00	None
Re-Priced September 2024 Series I Warrants	1,078,900	$0.70	3/3/2026
September 2024 Series J Warrants	3,578,900	$1.00	9/3/2029
September 2024 Underwriter Warrants**	214,734	$1.55	8/29/2029
October 2024 Series K Warrants	10,695,962	$0.70	***
October 2024 Placement Agent Warrants****	320,879	$1.085	4/25/2029
TOTAL:	19,635,513.2

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*These Warrants were repriced in October 2024 and were exercised in full; however, due to beneficial ownership limitations, the delivery of common stock in excess of those limitations was prohibited.  As a result, these Warrants have been pre-paid in full but the common stock issuable pursuant to their exercise can only be issued if and when compliance with the beneficial ownership limitation is possible.

**These Warrants become exercisable on March 3, 2025.

***These Warrants are not exercisable until our stockholders approve their exercise and will expire 5.5 years from the date on which our stockholders approve their exercise.

****These Warrants become exercisable on April 25, 2025.

Below is a summary of certain key terms of the warrants listed above:

Adjustments.  The exercise price and number of shares of common stock issuable upon exercise are subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our shares of common stock and the exercise price.  Special provisions are also provided (other than in the August 2021 Pharos Banker Warrants) for certain fundamental transactions as described below.

Exercisability. The warrants are generally exercisable, at the option of the holder, in whole or in part, by delivering to us a duly executed exercise notice accompanied by payment in full for the number of shares of common stock purchased upon such exercise (except in the case of a cashless exercise, which most of the warrants allow under certain circumstances).  However, some of the warrants are subject to a warrant agency agreement with our transfer agent (identified below), and warrants in book entry form require exercise through DTC.

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Beneficial ownership limitations. All of the warrants other than the August 2021 Pharos Banker Warrants impose certain beneficial ownership limitations. Under these provisions, a holder (together with its affiliates) may not exercise any portion of a warrant to the extent that the holder would own more than 4.99% (or, at the election of the holder, 9.99% (or, in the case of Series F and G Warrants, 40%, and in the case of the Series H, I, J and K Warrants, 19.99%) of the outstanding shares of common stock immediately after exercise. However, upon notice from the holder to us, the holder may decrease or increase the holder’s beneficial ownership limitation, which may not exceed 9.99% (19.99% in the case of the Series H, I, J and K Warrants) of the number of outstanding shares of common stock immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the warrants, provided that any increase in the beneficial ownership limitation will not take effect until 61 days following notice to us.

-

No fractional shares or scrip. No fractional shares will be issued in connection with the exercise of a warrant. In lieu of fractional shares, we will pay the holder an amount in cash equal to the fractional amount multiplied by the exercise price (or for some warrants, round up to the next whole share).

Transferability. Subject to applicable securities and other laws and procedures intended to ensure compliance with such laws, a warrant may be transferred at the option of the holder upon surrender of the warrant to us together with the appropriate instruments of transfer, except that transferability of the placement agent warrants is subject to applicable FINRA rules.

Exchange Listing. There is no trading market available for any of the warrants on any securities exchange or nationally recognized trading system. We do not intend to list any of the warrants on any securities exchange or nationally recognized trading system.

Call Feature.  The Series B Warrants (and none of the other currently outstanding warrants) are callable by us in certain circumstances. Subject to certain exceptions, if (i) the volume weighted average price of our common stock (as defined in the warrant) for any 20 consecutive trading days (the “Measurement Period”) exceeds $750.00 (subject to adjustment for forward and reverse stock splits, recapitalizations, stock dividends and similar transactions), (ii) the average daily trading volume for such Measurement Period exceeds $500,000 per trading day, and (iii) the warrantholder is not in possession of any information that constitutes or might constitute, material non-public information which was provided by us or our affiliates or agents, and subject to the applicable beneficial ownership limitation, then we may, within one trading day of the end of such Measurement Period, call for cancellation of all or any portion of the warrants still outstanding, for consideration equal to $0.001 per warrant share.

Voting Rights. None of the warrants confer voting rights.

Dividends and Certain Other Events.  If the company declares a dividend or grants subscription rights, or authorizes certain other capital, reclassification or liquidation events specified in the warrant, warrantholders are entitled to notice in order to allow an opportunity to exercise.  In addition, the warrants state (other than the August 2021 Pharos Banker Warrants ) that if the Company declares or makes any dividend or other distribution of its assets (or rights to acquire its assets) to common stockholders, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), then the Holders are entitled to participate in the Distribution to the same extent that the Holder would have participated if the Holder had held the number of shares of common stock acquirable upon complete exercise of the warrant (without regard to any limitations such as the beneficial ownership limitations) immediately before the record date for the Distribution, except that if the participation would cause the warrant holder to exceed the relevant beneficial ownership limitation, then the company is required to hold the balance of the distribution that would otherwise cause the excess in abeyance for the benefit of the warrantholder until the release of the distribution would not cause the excess.  The Distribution participation rights of the placement agent warrants have carved out cash distributions.  The Series B, E, F, G, H, I, J and K warrants provide that to the extent that a warrant has not been partially or completely exercised at the time of a Distribution, such portion of the Distribution shall be held in abeyance for the benefit of the warrantholder until the warrant is exercised.

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Fundamental Transaction. In the event of a fundamental transaction , as described in the warrants and generally including any reorganization, recapitalization or reclassification of our shares of common stock, the sale, transfer or other disposition of all or substantially all of our properties or assets, our consolidation or merger with or into another person, the acquisition by any person or group of more than 50% of our outstanding shares of common stock (in the case of the 2020 Warrants only, excluding common stock held by the other Person) or (in the case of Series B, C, H, I, J, K Underwriter Warrants and Placement Agent Warrants) more than 50% of the voting power of our common stock, a warrantholder (other than a holder of August 2021 Pharos Banker Warrants) will be entitled to receive upon exercise the number of common shares of the successor or acquirer (or the Company, if it is the surviving corporation), and any additional consideration that was receivable by our common shareholders in the transaction, with accompanying adjustments to the exercise price as described in the warrant. In addition, under the Series H, I, J, and K Warrants, in the event of a Change of Control as defined in the warrants, warrantholders may require the company to purchase the remaining unexercised portion of a warrant for an amount equal to the Black-Scholes Value of that portion, as of the date of the Change of Control, unless the Change of Control is not within the Company’s control, as described in the warrant. In that event, holders will instead be entitled to receive the same type or form of consideration (and in the same proportion), at the Black-Scholes Value of the unexercised portion of the warrant, that is being offered and paid to the common shareholders.

Anti-Takeover Effects of Delaware law and our Certificate of Incorporation and Bylaws

The provisions of Delaware law, our amended and restated certificate of incorporation and our amended and restated bylaws contain provisions that could have the effect of delaying, deferring or discouraging another person from acquiring control of our company. These provisions and certain provisions of Delaware law, which are summarized below, may have the effect of discouraging takeover bids, coercive or otherwise. They are also designed, in part, to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of increased protection of our potential ability to negotiate with an unfriendly or unsolicited acquirer outweigh the disadvantages of discouraging a proposal to acquire us because negotiation of these proposals could result in an improvement of their terms.

Issuance of Undesignated Preferred Stock. As discussed above under “Description of Capital Stock—Preferred Stock,” our board of directors has the ability to designate and issue preferred stock with voting or other rights or preferences that could deter hostile takeovers or delay changes in our control or management.

Limits on Ability of Stockholders to Act by Written Consent or Call a Special Meeting. Our amended and restated certificate of incorporation provides that our stockholders may not act by written consent. This limit on the ability of stockholders to act by written consent may lengthen the amount of time required to take stockholder actions. As a result, the holders of a majority of our capital stock would not be able to amend the amended and restated bylaws or remove directors without holding a meeting of stockholders called in accordance with the amended and restated bylaws. In addition, our amended and restated bylaws provide that special meetings of the stockholders may be called only by the chairperson of the board, our chief executive officer or president (in the absence of a chief executive officer) or a majority of our board of directors. A stockholder may not call a special meeting, which may delay the ability of our stockholders to force consideration of a proposal or for holders controlling a majority of our capital stock to take any action, including the removal of directors.

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Requirements for Advance Notification of Stockholder Nominations and Proposals. Our amended and restated bylaws establish advance notice procedures with respect to stockholder proposals and the nomination of candidates for election as directors, other than nominations made by or at the direction of our board of directors or a committee of the board of directors. These advance notice procedures may have the effect of precluding the conduct of certain business at a meeting if the proper procedures are not followed and may also discourage or deter a potential acquirer from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempt to obtain control of our company.

Board Classification. Our amended and restated certificate of incorporation provides that our board of directors are divided into three classes, one class of which is elected each year by our stockholders. The directors in each class will serve for a three-year term. For more information on the classified board of directors, see Part III, “Directors, Executive Officers and Corporate Governance.” Our classified board of directors may tend to discourage a third party from making a tender offer or otherwise attempting to obtain control of us because it generally makes it more difficult for stockholders to replace a majority of the directors.

Election and Removal of Directors. Our amended and restated certificate of incorporation and amended and restated bylaws contain provisions that establish specific procedures for appointing and removing members of our board of directors. Under our amended and restated certificate of incorporation and amended and restated bylaws, vacancies and newly created directorships on our board of directors may be filled only by a majority of the directors then serving on the board of directors.

Under our amended and restated certificate of incorporation and amended and restated bylaws, directors may be removed only for cause by the affirmative vote of the holders of a majority of the shares then entitled to vote at an election of directors.

No Cumulative Voting. The Delaware General Corporation Law provides that stockholders are not entitled to the right to cumulate votes in the election of directors unless our amended and restated certificate of incorporation provides otherwise. Our amended and restated certificate of incorporation and amended and restated bylaws do not expressly provide for cumulative voting. Without cumulative voting, a minority stockholder may not be able to gain as many seats on our board of directors as the stockholder would be able to gain if cumulative voting were permitted. The absence of cumulative voting makes it more difficult for a minority stockholder to gain a seat on our board of directors to influence our board of directors’ decision regarding a takeover.

Amendment of Charter Provision. Any amendment of the above provisions in our amended and restated certificate of incorporation would require approval by holders of at least 66 2/3% of our then outstanding capital stock entitled to vote, voting together as a single class.

Delaware Anti-Takeover Statute. We are subject to the provisions of Section 203 of the Delaware General Corporation Law regulating corporate takeovers. In general, Section 203 prohibits a publicly held Delaware corporation from engaging, under certain circumstances, in a business combination with an interested stockholder for a period of three years following the date the person became an interested stockholder unless:

☐	prior to the date of the transaction, our board of directors approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

☐

upon completion of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding, but not the outstanding voting stock owned by the interested stockholder, (1) shares owned by persons who are directors and also officers and (2) shares owned by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

☐

at or subsequent to the date of the transaction, the business combination is approved by our board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

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Generally, a business combination includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. An interested stockholder is a person who, together with affiliates and associates, owns or, within three years prior to the determination of interested stockholder status, did own 15% or more of a corporation’s outstanding voting stock. We expect the existence of this provision to have an anti-takeover effect with respect to transactions our board of directors does not approve in advance. We also anticipate that Section 203 may discourage attempts that might result in a premium over the market price for the shares of common stock held by stockholders.

The provisions of Delaware law and the provisions of our amended and restated certificate of incorporation and amended and restated bylaws could have the effect of discouraging others from attempting hostile takeovers and as a consequence, they might also inhibit temporary fluctuations in the market price of our common stock that often result from actual or rumored hostile takeover attempts.

These provisions might also have the effect of preventing changes in our management. It is also possible that these provisions could make it more difficult to accomplish transactions that stockholders might otherwise deem to be in their best interests.

Choice of Forum. Our amended and restated certificate of incorporation provides that the Court of Chancery of the State of Delaware will be the exclusive forum for: (i) any derivative action or proceeding brought on our behalf; (ii) any action asserting a breach of fiduciary duty; (iii) any action asserting a claim against us arising under the Delaware General Corporation Law, our amended and restated certificate or our amended and restated bylaws; (iv) any action to interpret, apply, enforce or determine the validity of our amended and restated certificate of incorporation or our amended and restated bylaws; and (v) any action asserting a claim against us that is governed by the internal-affairs doctrine. Our amended and restated certificate of incorporation further provides that the federal district courts of the United States will be the exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act.

Transfer Agent and Registrar

The transfer agent and registrar for our common stock is Equiniti Trust Company, PO Box 500, Newark, NJ 07101, (800) 937-5449 or (718) 921-8124.  Our shares of common stock are issued in uncertificated form only, subject to limited circumstances.

Market Listing

Our common stock is listed on the NYSE American under the symbol “VTAK.”

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of November 18, 2024 by:

•	each person, or group of affiliated persons, who we know to beneficially own more than 5% of our common stock;

•	each of our named executive officers;

•	each of our directors; and

•	all of our executive officers and directors as a group.

The percentage ownership information shown in the table is based on an aggregate of 8,004,633 shares of our common stock outstanding as of November 18, 2024.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to: (i) the exercise of stock options that are either immediately exercisable or exercisable on or before January 17, 2025, which is 60 days after November 18, 2024 and (ii) outstanding warrants to purchase common stock held by that person that are either immediately exercisable or exercisable on or before January 17, 2025, which is 60 days after November 18, 2024. These shares are deemed to be outstanding and beneficially owned by the person holding those options and warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.  We have not included any shares of Series X Convertible Preferred Stock, which we do not anticipate will be entitled to convert into common stock on or before January 17, 2025.

Unless otherwise noted below, the address of each of the individuals and entities named in the table below is c/o Catheter Precision, Inc., 1670 Highway 160 West, Suite 205, Fort Mill, South Carolina 29708. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

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	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
5% Stockholders:
Armistice Capital Master Fund Ltd. (1)	573,552	7.17%
Jenkins Family Charitable Institute (2)	826,360	9.92%
Casey A. Jenkins (3)	832,243	9.99%
Directors and Named Executive Officers:
Jonathan Will McGuire (4)	50	*
David A. Jenkins (5)	104,182	1.3%
Steven K. Passey (6)	0	*
James J. Caruso (7)	1,011	*
Martin Colombatto (8)	900	*
Andrew Arno	0	*
All directors and executive officers as a group (6 persons) (4)(5)(6)(7)(8)(9)	108,270	1.35%

(1) The securities are directly held by Armistice Capital Master Fund Ltd., a Cayman Islands exempted company (the “Master Fund”), and may be deemed to be beneficially owned by: (i) Armistice Capital, LLC (“Armistice Capital”), as the investment manager of the Master Fund; and (ii) Steven Boyd, as the Managing Member of Armistice Capital. The address of Armistice Capital Master Fund Ltd. is c/o Armistice Capital, LLC, 510 Madison Avenue, 7th Floor, New York, NY 10022. Does not include 8,065,962 shares of common stock underlying the Company’s Series K Common Stock Purchase Warrants, 1.5 million shares of common stock underlying the Company’s Series J Common Stock Purchase Warrants, or 2,866,000 shares of common stock underlying the Company’s pre-funded Series H and Series I Common Stock Purchase Warrants, due to application of beneficial ownership blockers. The warrants are subject to beneficial ownership blockers of 4.99%, which such limitation restricts the Master Fund from exercising that portion of the warrants that would result in the Selling Stockholder and its affiliates owning, after exercise, a number of shares of common stock in excess of 4.99%.

(2) Casey A. Jenkins is the trustee of the Jenkins Family Charitable Institute. Includes 326,134 shares subject to currently exercisable Series H Warrants. Does not include Series H, I and J Warrants to purchase an aggregate of 1,173,866 shares of common stock which are currently not exercisable due to beneficial ownership blockers. Does not include 18.691 shares of Series X Preferred Stock which are convertible into approximately 1,869 shares of common stock upon satisfaction of certain conditions that have not currently been met. Does not include 5,883 shares of common stock held by Casey A. Jenkins or 262.256 shares of common stock subject to Series X Preferred Stock held by Casey A. Jenkins that are not currently convertible.

(3) Includes 326,134 shares subject to currently exercisable Series H Warrants held by the Jenkins Family Charitable Institute. Does not include Series H, I and J Warrants held by the Jenkins Family Charitable Institute to purchase an aggregate of 1,173,866 shares of common stock which are currently not exercisable due to beneficial ownership blockers. Does not include 262.256 shares of Series X Preferred Stock held by Ms. Jenkins which are convertible into approximately 26,225 shares of common stock upon satisfaction of certain conditions that have not currently been met. Does not include 18.691 shares of Series X Preferred Stock held by the Jenkins Family Charitable Institute which are convertible into approximately 1,869 shares of common stock upon satisfaction of certain conditions that have not currently been met.

(4) Mr. McGuire resigned as an officer, director and employee of the Company effective April 28, 2023.

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(5) Includes (i) 226 shares held by a charitable remainder unitrust of which Mr. Jenkins’ wife is the trustee; and (ii) 70,970 shares held by a partnership of which Mr. Jenkins is the manager member of the managing partner. Excludes 23,532 shares beneficially owned by certain adult immediate family members of Mr. Jenkins. Does not include 826,360 shares beneficially owned by the Jenkins Family Charitable Institute, the trustee of which is Mr. Jenkins’ adult daughter. Does not include 8171.57 shares of Series X Preferred Stock held by Mr. Jenkins and his affiliates which are convertible into 817,157 shares of common stock but which are subject to certain beneficial ownership blockers and which may not currently be converted. Also does not include 1,067.715 shares of Series X Preferred Stock beneficially owned, in the aggregate, by certain adult immediate family members of Mr. Jenkins and which are convertible into 106,771 shares of common stock, but which are subject to certain beneficial ownership blockers and which may not currently be converted. Also does not include exercisable options to purchase 14,416 shares of common stock and unvested options to purchase 2500 shares of common stock held by Missiaen Huck, the non-executive chief operating officer of Catheter and Mr. Jenkins’ adult daughter.

(6) Mr. Passey ceased serving as our Chief Financial Officer on December 31, 2023.

(7) Does not include 7.932 shares of Series X Preferred Stock held by Mr. Caruso which are convertible into 793 shares of common stock but which are subject to certain beneficial ownership blockers and which may not currently be converted. Includes 833 shares of common stock subject to options exercisable within 60 days of November 18, 2024. Does not include unvested options to purchase 1,667 shares of common stock.

(8) Includes (i) 840 shares of common stock subject to options exercisable within 60 days of November 18, 2024, and (ii) 3 shares held of record by M. Colombatto Trust, of which Mr. Colombatto serves as trustee. Does not include unvested options to purchase 1,667 shares of common stock.

(9) Includes 2,176 shares of common stock underlying vested stock options held by Margrit Thomassen, the Company’s interim Chief Financial Officer and Secretary; excludes unvested options to purchase 2,000 shares of common stock held by Ms. Thomassen. Excludes unvested options to purchase 25,000 shares of common stock held by Marie-Claude Jacques, the Company’s Chief Commercial Officer.

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PROPOSALS OF STOCKHOLDERS FOR 2025 ANNUAL MEETING

Stockholders may present proper proposals for inclusion in our proxy statement pursuant to Rule 14a-8 under the Exchange Act and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our corporate secretary so that they are received at our principal executive offices not later than the close of business (5:30 p.m. Eastern Standard Time) on January 16, 2025. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Pursuant to the rules promulgated by the SEC, simply submitting a proposal does not guarantee that it will be included.

In order for a proposal that does not comply with Rule 14a-8 to be properly brought before our 2025 annual meeting of stockholders, a stockholder must have given timely notice of such proposal or nomination, in proper written form, as required by Section 2.4 of our Amended and Restated Bylaws, as amended. To be timely for our 2025 annual meeting of stockholders, a stockholder’s notice of a matter that the stockholder wishes to present, or the person or persons the stockholder wishes to nominate as a director, must be delivered to our corporate secretary at our principal executive offices not less than 45 days and not more than 75 days before the one-year anniversary of the date on which we first mailed our proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting. As a result, any written notice given by a stockholder pursuant to these provisions of our Bylaws must be received by our corporate secretary at our principal executive offices:

•	not earlier than March 2, 2025, and

•	not later than April 1, 2025.

In the event that we hold our 2025 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary date of the 2024 Annual Meeting, then such written notice must be received not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the following two dates:

•	the 90th day prior to such annual meeting, or

•	the 10th day following the day on which public announcement of the date of such meeting is first made.

To be in proper written form, a stockholder’s notice and/or proposals must include the specified information concerning the proposal or nominee as described in Section 2.4 of our Amended and Restated Bylaws, as amended. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Notices and/or proposals should be addressed to:

Catheter Precision, Inc.

Attention: Corporate Secretary

1670 Highway 160 West, Suite 205

Fort Mill, SC 29708

(973) 691-2000

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In addition, a stockholder who intends to solicit proxies in support of director nominees submitted under the advance notice provisions of our Bylaws must provide notice to the Company with the information required by SEC Rule 14a-19, which notice must be postmarked or transmitted electronically to us at our principal executive offices no later than 60 days prior to the one year anniversary date of the annual meeting (for the 2025 meeting, no later than May 4, 2025). Such notice should be delivered to our Corporate Secretary at our principal executive offices. If the date of the 2025 annual meeting is changed by more than 30 days from such anniversary date, however, then the stockholder must provide notice by the later of 60 days prior to the date of the 2025 annual meeting and the 10th day following the date on which public announcement of the date of the 2025 annual meeting is first made.

*********

It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.

THE BOARD OF DIRECTORS Fort Mill, South Carolina November 25, 2024

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Annex A

PROXY

CATHETER PRECISION, INC.

Special Meeting of Stockholders

January 13, 2025 at 12:00 pm Eastern Standard Time

THIS PROXY IS SOLICITED ON BEHALF OF THE

BOARD OF DIRECTORS OF CATHETER PRECISION, INC.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The undersigned acknowledges receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement and hereby appoints David Jenkins and Margrit Thomassen or either of them acting alone, with full power of substitution, as proxies to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of Catheter Precision, Inc. that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held on January 13, 2025 at 12:00 pm Eastern Standard Time, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. The Special Meeting will be held in virtual only format. In order to attend the meeting you must first register at web.viewproxy.com/VTAK/2025 by 11:59 p.m. Eastern Standard Time on January 12, 2025. After registering you will receive an e-mail containing a unique link and password that will enable you to attend the meeting and vote at the meeting and at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.

(Continued and to be marked dated and signed on other side)
PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting

to be held on January 13, 2025:

The Proxy Statement is available at:

web.viewproxy.com/VTAK/2025

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The Board of Directors recommends a vote “FOR” the following:	The Board of Directors recommends a vote “FOR” the following:
Proposal 1.

To approve, in accordance with NYSE American Company Guide Section 713(a), the issuance of up to 10,695,962 shares of our outstanding common stock, par value $0.0001 per share (“Common Stock”), upon the exercise of our Series K Common Stock Purchase Warrants, with the right for such potential exercise to occur immediately following the date upon which our stockholders approve this (the “Warrant Exercise Proposal” or “Proposal No. 1”).

Proposal 2.

approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from thirty (30) million shares to sixty (60) million shares (the “Certificate Amendment Proposal” or “Proposal No. 2”).

FOR ☐ AGAINST ☐ ABSTAIN ☐ The Board of Directors recommends a vote “FOR” the following:

	Proposal 3.	•	approve an additional 1.5 million shares of common stock for issuance pursuant to our 2023 Equity Incentive Plan (the “Equity Plan Amendment Proposal” or “Proposal No. 3”);
FOR ☐ AGAINST ☐ ABSTAIN ☐	FOR ☐ AGAINST ☐ ABSTAIN ☐

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐ Please indicate if you plan to attend this meeting ☐

The Board of Directors recommends a vote “FOR” the following:
Proposal 4.

To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025, (the “Auditor Ratification Proposal” or “Proposal 4”).

FOR ☐ AGAINST ☐ ABSTAIN ☐ The Board of Directors recommends a vote “FOR” the following:

	Proposal 5.	To approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1, 2, 3, and/or 4 the “Adjournment Proposal” or “Proposal No. 5”).

FOR  ☐        AGAINST  ☐         ABSTAIN  ☐

Date

Signature

Signature (if held jointly)

NOTE: This proxy should be marked, dated and signed by each stockholder exactly as such stockholder’s name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signatory is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signatory is a partnership, please sign in the partnership name by authorized person.

————————————————————————————————--

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

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PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET Vote Your Proxy on the Internet: Go to www.FCRvote.com/VTAK Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1-866-402-3905

Use any touch-tone telephone to

vote your proxy. Have your

proxy card available when you

call. Follow the voting

instructions to vote your shares.

MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage- paid envelope provided.

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Annex B

CATHETER PRECISION, INC.

CERTIFICATE OF AMENDMENT

TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Catheter Precision, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), certifies that:

1. The name of the Corporation is Catheter Precision, Inc. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 14, 2018.

2. This Certificate of Amendment to Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the applicable provisions of Sections 222 and 242 of the General Corporation Law of the State of Delaware, by the Board of Directors and the stockholders of the Corporation.

3. Section 4.1 of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety to read in its entirety as follows:

“Authorized Capital Stock. The total number of shares of all classes of capital stock that the Corporation is authorized to issue is seventy million shares, consisting of sixty million shares of Common Stock, par value $0.0001 per share (the “Common Stock”), and ten million shares of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”).”

4. This Certificate of Amendment shall become effective on [•], 202[•] at [•].

[signature page follows]

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IN WITNESS WHEREOF, Catheter Precision, Inc. has caused this Certificate of Amendment of Amended and Restated Certificate of Incorporation to be signed by _________, a duly authorized officer of the Corporation, on [•], 202[•].

Catheter Precision, Inc.

By:

Name:

Title:

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Annex C

CATHETER PRECISION, INC.

2023 EQUITY INCENTIVE PLAN

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CATHETER PRECISION, INC.

2023 EQUITY INCENTIVE PLAN, AS AMENDED

1. Purposes of the Plan. The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentives to Employees, Directors, and Consultants, and

•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, and Performance Shares.

2. Definitions. As used herein, the following definitions will apply:

(a)

“Administrator” means the Compensation Committee of the Board, or should the Board so determine, the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b)

“Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards, including without limitation the related issuance of shares of Common Stock, including without limitation under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.

(c)	“Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, or Performance Shares.

(d)

“Award Agreement” means the written or electronic agreement between the Company and Participant setting forth the terms and provisions applicable to an Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e)	“Board” means the Board of Directors of the Company.

(f)	“Change in Control” means the occurrence of any of the following events:

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(i)

 Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event will not be considered a Change in Control under this subsection (i). For this purpose, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

(ii)

Change in Effective Control of the Company. A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii)

Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A, and a Change in Control will not be deemed to have occurred in the event that any former shareholder or debtholder of Catheter Precision, Inc. acquires more than 50% of the voting power of the Company as a result of the conversion of shares of the Company’s Series X preferred stock.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (x) its primary purpose is to change the jurisdiction of the Company’s incorporation, or (y) its primary purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

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(g)

“Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code or regulation thereunder will include such section or regulation, any valid regulation or other official guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.

(h)	“Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or a duly authorized committee of the Board, in accordance with Section 4 hereof.

(i)	“Common Stock” means the common stock of the Company.

(j)	“Company” means Catheter Precision, Inc., a Delaware corporation, or any successor thereto.

(k)

“Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary of the Company to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided, further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.

(l)	“Director” means a member of the Board or of the board of directors of a Parent or a Subsidiary of the Company.

(m)

“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(n)

“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(o)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p)

“Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash; (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator; and/or (iii) the exercise price of an outstanding Award is increased or reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(q)	“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)

If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or, if no closing sales price was reported on that date, as applicable, on the last Trading Day such closing sales price was reported) as quoted on such exchange or system on the last Trading Day immediately preceding the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

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(ii)

If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last Trading Day such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)	In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

The determination of fair market value for purposes of tax withholding may be made in the Administrator’s discretion subject to Applicable Laws.

(r) “Fiscal Year” means the fiscal year of the Company.

(s) “Incentive Stock Option” means an Option intended to qualify, and which actually qualifies, as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(t) “Inside Director” means a Director who is also an Employee.

(u) “Nonstatutory Stock Option” means an Option that by its terms does not qualify, is not intended to qualify, or in fact does not qualify, as an Incentive Stock Option.

(v) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(w) “Option” means a stock option granted pursuant to the Plan.

(x) “Outside Director” means a Director who is not an Employee.

(y)“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(z)“Participant” means the holder of an outstanding Award. All Officers, Employees, Directors and Consultants are eligible to receive Awards as Participants; provided, however, that Outside Directors may not receive Incentive Stock Options.

(aa) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

(bb) “Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares, or other securities or a combination of the foregoing pursuant to Section 10.

(cc) “Period of Restriction” means the period (if any) during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(dd) “Plan” means this Catheter Precision, Inc. 2023 Equity Incentive Plan.

(ee) Reserved.

(ff) “Restricted Stock” means Shares issued pursuant to a Restricted Stock Award under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

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(gg) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(hh) “Rule 16b-3” means Rule 16b-3 under the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(ii) “Section 16(b)” means Section 16(b) of the Exchange Act.

(jj) “Section 409A” means Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time, or any state law equivalent.

(kk) “Securities Act” means the Securities Act of 1933, as amended.

(ll) “Service Provider” means an Employee, Director, or Consultant.

(mm) “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(nn) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

(oo) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(pp) “Trading Day” means a day that the primary stock exchange, national market system, or other trading platform, as applicable, upon which the Common Stock is listed is open for trading.

3. Stock Subject to the Plan.

(a)

Shares of Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan and the automatic increase set forth in Section 3(b) and 3(c) below, the total aggregate number of Shares reserved and available for grant and issuance pursuant to this Plan, shall be 1,750,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b)

Automatic Share Reserve Increase. Subject to the provisions of Section 13 of the Plan, the number of Shares available for issuance under the Plan will be increased quarterly on the first day of each Fiscal Quarter (each an “Adjustment Date”) beginning with the fiscal quarter commencing September 1, 2023 by an amount equal to the lesser of: (i) 10% of the number equal to the number of shares of Common Stock outstanding on the applicable Adjustment Date less the number of shares of Common Stock outstanding at the beginning of the fiscal quarter immediately preceding the Adjustment Date, but if such number is a negative number, then the increase will be zero; or (ii) such lesser number of Shares as may be determined by the Board.

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(c)

Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units, Performance Units, or Performance Shares, is forfeited to, or repurchased by, the Company due to failure to vest, then the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights, the forfeited or repurchased Shares), which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued (i.e., the net Shares issued) pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares, or Performance Units are repurchased by the Company or are forfeited to the Company due to failure to vest, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, the cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 13, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 3(b).

(d)	Share Reserve. The Company, at all times during the term of this Plan, will reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4. Administration of the Plan.

	(a)	Procedure.

(i)

Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan; provided, however, that absent Board action to the contrary, the Compensation Committee of the Board shall be the Administrator of the Plan.

(iv)

Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(v)

Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee designated by the Board, which Committee will be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion, to:

(i)	determine the Fair Market Value with respect to any Award;

(ii)	select the Service Providers to whom Awards may be granted hereunder;

(iii)	determine the number of Shares to be covered by each Award granted hereunder;

(iv)	approve forms of Award Agreement for use under the Plan;

(v)

determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. The terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

( ) subject to Section 22 below, institute and determine the terms and conditions of an Exchange Program;

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(i) prescribe, amend, and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-U.S. laws or for qualifying for favorable tax treatment under applicable non-U.S. laws;

(ii) construe and interpret the terms of the Plan and Awards granted under the Plan;

(iii) modify or amend each Award (subject to Section 18(c) of the Plan), including without limitation the discretionary authority to extend the post-termination exercisability period of Awards; provided, however, that in no event will the term of an Option or Stock Appreciation Right be extended beyond its original maximum term;

(iv) allow Participants to satisfy tax withholding obligations in a manner prescribed in Section 14 of the Plan;

(v) authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(vi) temporarily suspend the exercisability of an Award if the Administrator deems such suspension to be necessary or appropriate for administrative purposes;

(vii) allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to the Participant under an Award; and

(viii) make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations, and interpretations will be final and binding on all Participants and any other holders of Awards and will be given the maximum deference permitted by Applicable Laws.

5. Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, and Performance Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Stock Options.

(a)

Grant of Options. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Options to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b)

Stock Option Agreement. Each Award of an Option will be evidenced by an Award Agreement that will specify the exercise price, the number of Shares subject to the Option, the exercise restrictions, if any, applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(c)

Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(c), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(d)

Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

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(e)	Option Exercise Price and Consideration.

(i) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

(1) In the case of an Incentive Stock Option

(A)

granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

(B)

granted to any Service Provider other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(2) In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(3) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised. (iii) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws; (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment.

(f) Exercise of Option.

(i)

Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

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An Option will be deemed exercised when the Company receives: (1) a notice of exercise (in accordance with the procedures that the Administrator may specify from time to time) from the person entitled to exercise the Option, and (2) full payment for the Shares with respect to which the Option is exercised (together with any applicable tax withholdings). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii)

Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the cessation of the Participant’s Service Provider status as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of cessation of the Participant’s Service Provider status (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following cessation of the Participant’s Service Provider status. Unless otherwise provided by the Administrator, if on the date of cessation of the Participant’s Service Provider status the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If, after cessation of the Participant’s Service Provider status, the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(ix) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of cessation of the Participant’s Service Provider status (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following cessation of the Participant’s Service Provider status. Unless otherwise provided by the Administrator, if on the date of cessation of the Participant’s Service Provider status the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If, after cessation of the Participant’s Service Provider status, the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii)

Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to the Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s death. Unless otherwise provided by the Administrator, if at the time of death, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv)	Tolling Expiration. A Participant’s Award Agreement may also provide that:

(1)

if the exercise of the Option following the cessation of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would result in liability under Section 16(b), then the Option will terminate on the earlier of (A) the expiration of the term of the Option set forth in the Award Agreement, or (B) the tenth (10th) day after the last date on which such exercise would result in liability under Section 16(b); or

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(2)

if the exercise of the Option following the cessation of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (A) the expiration of the term of the Option or (B) the expiration of a period of thirty (30) days after the cessation of the Participant’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

7. Stock Appreciation Rights.

(a)

Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b)	Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider.

(c)

Exercise Price and Other Terms. The per share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

(d)

Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e)

Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date as determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(d) relating to the term and Section 6(f) relating to exercise also will apply to Stock Appreciation Rights.

(f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined as the product of:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; and

(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon exercise of a Stock Appreciation Right may be in cash, in Shares of equivalent value, or in some combination of both.

8. Restricted Stock.

(a)

Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

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(b)

Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify any Period of Restriction or provide that there are no restrictions, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c)

Transferability. Except as provided in this Section 8 or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of any applicable Period of Restriction.

(d)	Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e)

Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of any applicable Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f)

Voting Rights. During any applicable Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g)

Dividends and Other Distributions. During any applicable Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h)

Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

9. Restricted Stock Units.

(a)

Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b)

Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(c)

Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

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(d)

Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Restricted Stock Units only in cash, Shares, or a combination of both.

(e)	Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

(f)

Dividends and Other Distributions. During any applicable vesting period, Service Providers holding Restricted Stock Units may be entitled to receive all dividends and other distributions paid with respect to the Shares underlying the Restricted Stock Units, but only to the extent the Administrator so provides in the applicable Award Agreement. Unless otherwise determined by the Administrator, all such dividends or distributions will be subject to the same restrictions on transferability and forfeitability as the Restricted Stock Units with respect to which they were paid.

10. Performance Units and Performance Shares.

(a)

Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b)

Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c)

Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(d)

Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e)

Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period), or in a combination thereof.

(f)

Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

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(g)

Dividends and Other Distributions. During any applicable vesting period, holders of Performance Units/Shares may be entitled to receive all dividends and other distributions paid with respect to the Shares underlying the Performance Units/Shares, but only to the extent the Administrator so provides in the applicable Award Agreement. Unless otherwise determined by the Administrator, all such dividends or distributions will be subject to the same restrictions on transferability and forfeitability as the Performance Units/Shares with respect to which they were paid.

11. Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence (except, for the avoidance of doubt, periods of legally protected leave of absence pursuant to applicable law). A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company, its Parent, or any of its Subsidiaries. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

12. Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

13. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs (other than any ordinary dividends or other ordinary distributions), the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will proportionately adjust the number and class of shares of stock that may be delivered under the Plan and/or the number, class, and price of shares of stock covered by each outstanding Award, and the numerical Share limits in Section 3 of the Plan.

(b) Dissolution or Liquidation. In the event of a proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

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(c) Merger or Change in Control. In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the following paragraph) without a Participant’s consent, including, without limitation, that (i) Awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part, prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted under this Section 13(c), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, all Awards of the same type, or all portions of Awards, similarly.

In the event that the successor corporation does not assume or substitute for the Award (or portions thereof), the Participant will fully vest in and have the right to exercise the Participant’s outstanding Option and Stock Appreciation Right (or portions thereof) that is not assumed or substituted for, including Shares as to which such Award would not otherwise be vested or exercisable, all restrictions on Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units (or portions thereof) not assumed or substituted for will lapse, and, with respect to such Awards with performance-based vesting (or portions thereof) not assumed or substituted for, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, in each case, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable. In addition, if an Option or Stock Appreciation Right (or portions thereof) is not assumed or substituted for in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that such Option or Stock Appreciation Right (or its applicable portion) will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right (or its applicable portion) will terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

Notwithstanding anything in this subsection (c) to the contrary, and unless otherwise provided in an Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Notwithstanding anything in this subsection (c) to the contrary, if a payment under an Award Agreement is subject to Section 409A and if the change in control definition contained in the Award Agreement or other written agreement related to the Award does not comply with the definition of “change in control” for purposes of a distribution under Section 409A, then any payment of an amount that otherwise is accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Section 409A without triggering any penalties applicable under Section 409A.

(d) Outside Director Awards. With respect to Awards granted to an Outside Director, in the event of a Change in Control, the Participant will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which would not be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable.

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14. Tax.

(a)

Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholding obligations are due, the Company (or any of its Subsidiaries, Parents, or affiliates employing or retaining the services of a Participant, as applicable) will have the power and the right to deduct or withhold, or require a Participant to remit to the Company (or any of its Subsidiaries, Parents, or affiliates, as applicable), an amount sufficient to satisfy U.S. federal, state, and local, non-U.S., and other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b)

Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, check, or other cash equivalents; (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion; (iii) delivering to the Company already owned Shares having a fair market value equal to the statutory amount required to be withheld or such greater amount as the Administrator may determine, in each case, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion; (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld; or (v) any combination of the foregoing methods of payment. The withholding amount will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state, or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion. The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

(c)

Compliance with Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A, the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A. In no event will the Company or any of its Subsidiaries or Parents have any obligation or liability under the terms of this Plan to reimburse, indemnify, or hold harmless any Participant or any other person in respect of Awards, for any taxes, interest, or penalties imposed, or other costs incurred, as a result of Section 409A.

15. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider, nor interfere in any way with the Participant’s right or the right of the Company and its Subsidiaries or Parents, as applicable, to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

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16. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

17. Term of Plan. The Plan will become effective upon its approval by the stockholders of the Company in the manner and to the degree required under Applicable Laws (the “Effective Date”), and will continue in effect for a term of ten (10) years from the date of such approval, unless terminated earlier under Section 18 of the Plan.

18. Amendment and Termination of the Plan.

(a)	Amendment and Termination. The Administrator, or if there shall be no Administrator, the Board, at any time, may amend, alter, suspend, or terminate the Plan.

(b)	Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)

Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

19. Conditions upon Issuance of Shares.

(a)

Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)

Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

20. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any U.S. state or federal law or non-U.S. law, or under the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification, or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

21. Forfeiture Events. The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Notwithstanding any provisions to the contrary under this Plan, an Award will be subject to the Company’s clawback policy as may be established and/or amended from time to time to comply with Applicable Laws (including without limitation pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed, or as may be required by the Dodd-Frank Wall Street Reform and Consumer Protection Act) (the “Clawback Policy”). The Administrator may require a Participant to forfeit, return, or reimburse the Company all or a portion of the Award and any amounts paid thereunder pursuant to the terms of the Clawback Policy or as necessary or appropriate to comply with Applicable Laws. Unless this Section 21 specifically is mentioned and waived in an Award Agreement or other document, no recovery of compensation under a Clawback Policy or otherwise will constitute an event that triggers or contributes to any right of a Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any Parent or Subsidiary of the Company.

22. No Repricing. Except in connection with a corporate transaction involving the Company (which term includes, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares) or as otherwise contemplated by Section 13 above, the Company may not, without obtaining stockholder approval, (A) amend the terms of outstanding Options or Stock Appreciation Rights to reduce the exercise price or base value of such Options or Stock Appreciation Rights, (B) cancel outstanding Options or Stock Appreciation Rights in exchange for Options or Stock Appreciation Rights that have an exercise price or base value that is less than the exercise price or base value of the original Options or Stock Appreciation Rights, or (C) cancel outstanding Options or Stock Appreciation Rights that have an exercise price or base value greater than the Fair Market Value of a share of Stock on the date of such cancellation in exchange for cash or other consideration.

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